United States

Securities and Exchange Commission

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-07925

(Investment Company Act file number)

WesMark Funds

(Exact name of registrant as specified in charter)

One Bank Plaza, 5th floor

Wheeling, WV 26003

(Address of principal executive offices)

(304) 234-9000

(Registrant’s telephone number)

Karen Gilomen, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end:  December 31

Date of reporting period:  January 1 – December 31, 2019

Item 1. Reports to Stockholders.

Small Company Growth Fund

Growth Fund

Balanced Fund

Government Bond Fund

West Virginia Municipal Bond Fund

Tactical Opportunity Fund

WesMark® Funds℠

President's Message & Combined Annual Report » 12.31.19

WesMark Small Company Growth Fund	» WMKSX
WesMark Growth Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX
WesMark Tactical Opportunity Fund	» WMKTX

President’s Message

December 31, 2019

Dear Fellow Shareholders:

It would be difficult to review the events of 2019 without beginning with a summary of events that occurred late in 2018. Consensus was building that the global economy was weakening and the U.S. was quickly moving toward recession. The actions of the Federal Reserve’s Federal Open Market Committee (FOMC) on December 18, 2018, including the press conference, created uncertainty and confusion. This was followed by the actions of Treasury Secretary Mnuchin to answer questions that had not been asked regarding liquidity in the financial markets leading investors to ask the question “what does Treasury know that we do not?” A move to safe haven assets ensued. The Standard & Poor 500 declined more than 9% in December 2018 reaching a low on December 24, 2018. It was at this point that the FOMC modified their message to include a need to support economic growth and take steps necessary to insure that the economic cycle continues.

A new chapter began in January 2019, unexpected by many, if not all; although it was certainly not without concerns. Interest rates continued to move lower and interest rate spreads between short-term and long-term debt continued to narrow. The financial press was inundated with discussions of an inverted yield curve being a strong recession indicator. Could the economic expansion that was now more than 10 years old be saved from the inevitable decline that history would indicate? Other leading indicators were closely watched for confirming signs that indeed time was short for the current aging economic cycle.

The weak exit to the old year (fourth quarter gross domestic product (GDP) quarter-over-quarter annualized growth of 1.1%) was followed by a strong beginning to the new year with first quarter GDP growth of 3.1%. This marked the high point of the year with subsequent quarters experiencing growth of approximately 2%. It is important to remember that over the past 10 years average annual GDP growth has been 2.1%. Within this growth, and representing 68% of GDP, has been leadership by the consumer. Buoyed by strong job growth, solid wage growth –wages are now growing faster for low-income workers than high-income workers – and Household Financial Obligations as a Percent of Disposable Personal Income at a multi-decade low, the ongoing contribution by the consumer remains key.

Business investment in both structures and equipment has been weaker than expected. The impact of changes in trade and tariffs had the result of moving spending decisions to the sidelines despite high levels of cash generated by rising profits, in part driven by the ongoing benefit of the Tax Cuts and Jobs Act of 2017. As we exited 2019 the outlook for trade had improved with the expected signing of a Phase One agreement with China and the approval of the United States Mexico Canada Trade Agreement. This may provide the impetus for business investment to improve in 2020.

Inflation remained stubbornly low throughout the year and gave the Federal Reserve the opportunity to change direction despite strength in the employment markets. The Fed’s inflation target has not been met and efforts to enhance growth and fuel inflation through a more accommodative policy stance have not been successful. The discussion of a “symmetrical” inflation target will allow the Fed to exceed their target rate on the upside to provide offset to the extended below target period. The three reductions in the Fed Funds target in the second half of 2019 were, in part, designed to achieve this goal. The impact of these reductions has not yet fully gone through the economy and should provide support throughout the first half of 2020.

All major market indexes were positive for the year in a reversal of what was experienced in the prior twelve month period. Continuing with a pattern established in 2018, U.S. large capitalization outperformed mid-capitalization which outperformed small capitalization all of whom outperformed international equities, both developed and emerging. Defensive sectors were again strong in the fourth quarter. As the year closed, S&P 500 Value moved ahead of S&P 500 Growth with the performance from both being well above consensus expectations when the year began. Equity market volatility, as measured by the VIX Index, was lower during the year. Price declines (S&P 500) in excess of 5% were only experienced twice during the year before new highs were then established. The year ended at near record levels for all major market indexes.

Fixed income returns were also positive for the full year as interest rates continued to move lower in response to Federal Reserve commentary and actions as well as investor’s low inflation expectations. The 5-year forward inflation index was 1.69% at year end and the forward 5-year index at just 1.84%. Average hourly earnings grew just 2.9% for the twelve months, unusual with the unemployment rate of 3.5% representing a 50 year low. This data further supports the perplexity of the ongoing low current inflation as well as low inflation expectations.

The Funds ended the year with net assets of $930.8 million, an increase of 10.8% from the prior year end. Fund flows were negative for the full year but were more than fully offset by positive investment performance. Your investment in and support of the WesMark Funds is important to us and, as always, we thank you. Our processes are always changing striving to provide a competitive result to you, our investors. Our investment in the resources necessary to execute a successful investment plan for all of our funds is always top of mind. Your support is instrumental to this success. Should you have any questions or need additional information about the Funds, please visit our website www.wesmarkfunds.com or call 1-800-864-1013.

Sincerely,

David B. Ellwood, CFA

President, WesMark Funds

www.wesmarkfunds.com

Save Paper | Lower Fund expenses | Enroll in eDelivery

Call 1-800-864-1013 for more information

Small Company Growth Fund

Growth Fund

Balanced Fund

Government Bond Fund

West Virginia Municipal Bond Fund

Tactical Opportunity Fund

WesMark Funds[SM]

Annual Report » 12.31.19

WesMark Small Company Growth Fund	» WMKSX
WesMark Growth Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX
WesMark Tactical Opportunity Fund	» WMKTX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.wesmarkfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.wesmarkfunds.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-864-1013 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Table of Contents

December 31, 2019

Management’s Discussion of Fund Performance
Small Company Growth Fund	2
Growth Fund	5
Balanced Fund	8
Government Bond Fund	11
West Virginia Municipal Bond Fund	14
Tactical Opportunity Fund	17
Small Company Growth Fund
Portfolio of Investments Summary Table	20
Portfolio of Investments	21
Growth Fund
Portfolio of Investments Summary Table	23
Portfolio of Investments	24
Balanced Fund
Portfolio of Investments Summary Table	26
Portfolio of Investments	27
Government Bond Fund
Portfolio of Investments Summary Table	32
Portfolio of Investments	33
West Virginia Municipal Bond Fund
Portfolio of Investments Summary Table	39
Portfolio of Investments	40
Tactical Opportunity Fund
Portfolio of Investments Summary Table	45
Portfolio of Investments	46
Statements of Assets and Liabilities	49
Statements of Operations	51
Statements of Changes in Net Assets	52
Financial Highlights	55
Notes to Financial Statements	61
Report of Independent Registered Public Accounting Firm	74
Shareholder Expense Example	75
Board of Trustees and Trust Officers	76
Additional Information	78
Glossary of Terms	79

Annual Report » December 31, 2019

Management’s Discussion of Fund Performance

WesMark Small Company Growth Fund	December 31, 2019 (Unaudited)

Following the December 2018 sell off, equity markets rose quickly during the first quarter of 2019. However, the advance in small cap indices slowed and they spent much of the next two quarters in a range bound pattern. In October, the Russell 2000 Index experienced its last minor correction for the year; then steadily moved higher finishing 2019 near the year’s highs. Despite the sharp move higher, the Russell 2000 Index remained below the all-time high set during 2018. For 2019, the WesMark Small Company Growth Fund posted a gain of 20.32%, compared to the Russell 2000 Index gain of 25.53%, and the Lipper Small-Cap Core Fund category gain of 23.81%. Over the past five years, the WesMark Small Company Growth Fund earned an average annual total return of 4.92%, versus 6.9% for the Lipper Small-Cap Core Fund category.

The Fund’s relative performance for the period was affected by both sector allocation decisions and stock selection. From a sector perspective, returns were positive across all sectors except for Communications Services and Energy. In terms of highest absolute performance, the S&P 600 Information Technology Index and S&P 600 Industrials Index led with gains of 39.0% and 28.4%, respectively. Both sectors were able to shrug off trade and tariff concerns, which influenced most of the economic data during 2019. These two sectors were the only ones to produce returns that exceeded the Russell 2000 Index. The fund’s top five sectors accounted for nearly 90% of the fund’s overall allocation for much of the year. We made a number of changes in the underlying holdings; however, the sector allocation remained largely unchanged for much of the year. As a result, sector selection was as important as stock selection.

We began the year with a solid overweight in the Industrial sector. While that proved to be a positive decision, our stock selection trailed the Industrial sector benchmark by 1.1% for the year. Despite the strong performance, many of our Industrial sector holdings were impacted by slowing global growth and slowing trade. Still for the year, half of our holdings outperformed the sector benchmark, led by Allegaint Travel, United Rentals, and Aaon Inc.

During 2019, we systemically added to the Information Technology sector. Through the combination of new allocations and price appreciation, the sector ended 2019 as the largest sector in the portfolio and the largest overweight relative to the benchmark. Our desire to increase the allocation was rooted in the underlying fundamentals of the sector. In our view, there would be a timely resolution to the trade issues and the products and services from this sector would see increased demand. While our decision to overweight the sector and increase the allocation during the year helped performance, the stock selection decisions were not as accretive. For the year, our Information Technology holdings posted a gain of 28.0%; however, it trailed the S&P 600 Information Technology Index return of 39.0%. Our returns in the sector were led by Liveperson Inc., Rapid7 Inc., and Teladoc Health Inc., up 96.8%, 79.8% and 71.0%, respectively for the year.

The Healthcare sector was consistently the second largest sector within the Fund for most of 2019. While S&P 600 Healthcare Index recorded the third highest sector performance it trailed the overall benchmark. Our Healthcare sector holdings increased by 12.9%, slightly trailing the sector benchmark. Nearly half the holdings exceeded the sector benchmark led by Syneos Health, Charles River Labs and ICON PLC.

Over the year nearly half of the fund’s holdings outperformed their underlying sector benchmarks with nearly a third posting gains that were greater than the Russell 2000 Index. The average performance for these holdings were solid for 2019, with eight of the top ten posting returns that exceed the benchmark. In addition to the strong performers mentioned above, we the fund saw sizable gains in Victory Capital (+106.3%), Lithia Motors (+95.3%), and Freshpet Inc. (+83.70%). In general the holdings that produced losses were smaller positions and were used to offset recognized gains from other holdings. Our top ten holdings accounted for 35.1% of the overall market value of the Fund.

TOP 10 EQUITY HOLDINGS

Security Name	% of Total Net Assets
Quanta Services, Inc.	4.6%
Cloudera, Inc.	4.5%
Hexcel Corp.	4.3%
Teladoc Health, Inc.	4.0%
Syneos Health, Inc.	3.4%
Chegg, Inc.	3.2%
LivePerson, Inc.	2.9%
Stifel Financial Corp.	2.9%
Hill-Rom Holdings, Inc.	2.6%
I3 Verticals, Inc.	2.6%
Total Net Assets	35.0%

2	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2019 (Unaudited)	WesMark Small Company Growth Fund

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Annual Report | December 31, 2019	3

Management’s Discussion of Fund Performance

WesMark Small Company Growth Fund	December 31, 2019 (Unaudited)

GROWTH of $10,000 invested in WesMark Small Company Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Growth Fund (the “Fund”) from December 31, 2009 to December 31, 2019, compared to the Russell 2000® Index (“Russell 2000®”)** and the Lipper Small-Cap Core Funds Average (“LSCCFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2019

1 Year	5 Years	10 Years
20.32%	4.92%	9.09%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.27%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Small-company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® and LSCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**	The Russell 2000® is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The Russell 2000® measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

4	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2019 (Unaudited)	WesMark Growth Fund

The WesMark Growth Fund provided a total return of 26.53% for the year ended December 31, 2019 as compared to the Lipper Large-Cap Core Funds Average of 29.36%. After experiencing a challenging year in 2018; including an 8.32% decline in December, 2019 brought an unusual advance in both total return and low volatility. The S&P 500 saw only two periods of decline greater than 5% and ended the year just a few points below the record high reached on December 27, 2019. The advance was fueled by low interest rates and low inflation combined with a continued increase in corporate earnings. Equity and fixed income markets benefitted from a shift in Federal Reserve policy that included reducing the target Fed Funds rate three times in the second half of the year.

Events of the year were unhesitatingly digested by the financial markets in their march higher. We began the year with a Government shutdown, the longest on record to date, as the President and Congress disagreed on the funding sources and amounts for the southern border wall. Brexit provided an ongoing stream of negative news. China U.S. trade negotiations continued throughout the year with an initial agreement being reached late in the fourth quarter for signature in early 2020 when the USMCA trade agreement is also expected to be approved. The equity markets often times are said to “climb a wall of worry”, the tendency to surmount a host of negative factors while moving higher, and this certainly was true during 2019. There was little change seen in market leadership as the year progressed with Information Technology (+50.29%) and Communication Services (+32.69%) providing the highest returns with Energy (+11.81%) and Healthcare (+20.82%) at the bottom of the list. All 10 sectors of the S&P 500 provided positive returns for the year. There was a shift from Growth to Value as the year came to a close resulting in a slightly higher total return for the S&P 500 Value Index when compared to the S&P 500 Growth Index for the full year. While there can be many reasons for a shift in investor sentiment from Growth to Value, is was commonly held that valuation levels and a search for yield drove this style shift.

The Fund maintained its overweight positions in Information Technology and Health Care. Information Technology, the largest sector allocation, provided a full year return of 39.7%, trailing the sector benchmark return of 50.29%. Health Care provided a positive full year portfolio return of 26.4%, exceeding the sector benchmark return of 20.8%. Information Technology’s allocation provided positive value to Fund’s 2019 total return with security selection adding value in the Health Care sector. Positive contributions to the return in Information Technology were from Apple Inc., a top 10 holding for the Fund, and Microsoft Corp. Both companies have continued to prove their leadership positions in developing new hardware and software that set industry benchmarks. Disappointing performance from Arista Networks and Oracle Corp. detracted from Fund performance relative to benchmark comparisons. Health Care benefitted from the investment in Celgene, which was acquired by Bristol-Myers Squibb late in the year, and Thermo Fisher Scientific, a leading provider of scientific equipment and instruments. Detracting from performance was Johnson & Johnson as it continues to struggle with the impact of law suits related to the distribution of select narcotics as well as the claims involving talc based products; and Elanco, a recent spin-off from Eli Lilly & Company, that focuses on animal health. Elanco is in the process of completing a sizable acquisition that is expected to provide a material increase to revenue and earnings growth.

The Fund exited the year with strong momentum as the established strategy of maintaining a price discipline in the security selection process benefited from the shift to a market that was more focused on value and valuation levels than growth at any price.

TOP 10 EQUITY HOLDINGS

Security Name	% of Total Net Assets
Amazon.com, Inc.	5.2%
Apple, Inc.	4.4%
UnitedHealth Group, Inc.	3.6%
salesforce.com, Inc.	3.1%
Broadcom, Inc.	3.0%
Mastercard, Inc.	3.0%
Abbott Laboratories	2.9%
Citigroup, Inc.	2.7%
Raytheon Co.	2.6%
Amgen, Inc.	2.5%
Total Net Assets	33.0%

Annual Report | December 31, 2019	5

Management’s Discussion of Fund Performance

WesMark Growth Fund	December 31, 2019 (Unaudited)

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results.

Diversification does not eliminate the risk of experiencing investment losses.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total returns with capital gains and dividends reinvested. For the 10-, 5-, 3- and 1- year periods, the Growth Fund was ranked 402 out of 410, 518 out of 520, 559 out of 574, and 608 out of 630 as of 12/31/19 in the Large Cap Core Funds category. Lipper does not guarantee the accuracy of the information. Lipper rankings are not intended to predict future results.

6	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2019 (Unaudited)	WesMark Growth Fund

GROWTH of $10,000 invested in WesMark Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the “Fund”) from December 31, 2009 to December 31, 2019, compared to the Standard and Poor’s 500® Index (“S&P 500®”)** and Lipper Large-Cap Core Funds Average (“LLCC”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2019

1 Year	5 Years	10 Years
26.53%	7.76%	10.51%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.15%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500® and LLCC have been adjusted to reflect reinvestment of dividends on securities in the indexs and average.
**	The S&P 500® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.
***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2019	7

Management’s Discussion of Fund Performance

WesMark Balanced Fund	December 31, 2019 (Unaudited)

The WesMark Balanced Fund provided a total return of 20.30% for the year ended December 31, 2019 compared to the Lipper Balanced Fund Average of 18.65%. The Fund seeks to achieve capital appreciation and income by allocating its assets primarily among fixed income and equity securities. The asset allocation at year-end was 33.3% fixed income, 64.8% equity, and 1.9% cash equivalents. The fixed income allocation was reduced during the year as interest rates moved lower and the yield curve steepened primarily in response to the actions of the Federal Reserve as they lowered the target Federal Funds rate in response to slowing economic growth and low inflation expectations. The Fund continued to maintain a relatively short fixed income structure with a modified duration of 2.96 years compared to the prior period duration of 3.58 years. All fixed income securities held in the Fund at year-end remained investment grade as determined by a Nationally Recognized Statistical Rating Organization. The largest exposure in the fixed income allocation was corporate debt which provided a return for the Fund’s fixed income sector of 7.3% compared to the Lipper Core Bond Fund Index return of 9.4%. Taxable municipal bonds provided a return of 5.0% compared to the benchmark 6.6%. The Fund’s fixed income structure remained in a position to benefit from a rising interest rate environment and a steeper yield curve. The unexpected decline in interest rates as the year progressed was a negative for the Fund as the short maturity structure does not benefit from the associated price increase of lower rates that intermediate and long term debt instruments do. Three reductions in the target Federal Funds rate drove short-term rates lower and the persistent view of contained inflation caused intermediate and long-term rates to decline, but to a lesser degree than short-term debt.

The equity markets focus in 2019 remained on Growth in the first three quarters of the year with a shift to Value in the fourth quarter resulting in a slight outperformance of the S&P 500 Value Index when compared the S&P 500 Growth Index. Utilities, Consumer Discretionary and Real Estate Investment Trusts, all favorites of value investors, continued their march higher throughout the year. Consumer Staples experienced a significant reversal of the downward trend of 2018 with a total return of 27.94%.

The portfolio’s largest equity allocation was Health Care followed by Information Technology with a bias to those companies having a history of increasing their dividend on a regular basis. Healthcare provided a positive absolute contribution to the Fund’s performance although security selection was a negative to performance. Strength was seen in Medtronic plc, a medical device company focused on cardiac rhythm devices, and Merck & Company with continued success in oncology research and development efforts. Abbvie Inc. fell short of expectations as the company’s decision to acquire Allergan was not well received. Information Technology was a significant positive in driving the Fund’s performance with a portfolio return of 65.4% compared to the sector return of 50.3% and the S&P 500 Value Index return of 31.92%. All portfolio securities held in Information Technology had positive absolute performance with only Cisco Systems trailing its benchmark by any significant margin.

As was experienced in 2018, higher cash flow available from the Tax Cuts and Jobs Act supported 2019 cash flows to boost dividend and share repurchases both accruing to the benefit of shareholders.

TOP 10 EQUITY HOLDINGS

Security Name	% of Total Net Assets
Apple, Inc.	4.6%
Discover Financial Services	2.6%
Lockheed Martin Corp.	2.5%
Cisco Systems, Inc.	2.5%
Dow Chemical Co.	2.4%
AbbVie, Inc.	2.4%
Texas Instruments, Inc.	2.3%
Pfizer, Inc.	2.1%
Chevron Corp.	2.1%
Amgen, Inc.	2.0%
Total Net Assets	25.5%

8	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2019 (Unaudited)	WesMark Balanced Fund

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Balanced Fund was ranked 201 out of 292, 232 out of 388, 331 out of 432, and 285 out of 461 as of 12/31/19 in the Balanced Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

Annual Report | December 31, 2019	9

Management’s Discussion of Fund Performance

WesMark Balanced Fund	December 31, 2019 (Unaudited)

GROWTH of $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the “Fund”) from December 31, 2009 to December 31, 2019, compared to the Standard and Poor’s 500® Index (“S&P 500®”)**, the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)***, the Lipper Balanced Funds Average (“LBFA”) ††, and a combined index consisting of 60% S&P 500® and 40% BCIGCI (“Balanced Composite Index”)†.

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2019

1 Year	5 Years	10 Years
20.30%	6.46%	7.85%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.25%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500®, BCIGCI, LBFA, and Balanced Composite Index have been adjusted to reflect reinvestment of dividends on securities in the index and average.
**	The S&P 500® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.
***	The BCIGCI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
†	The Balanced Composite Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Balanced Composite Index is an unmanaged index, comprised 60% S&P 500® and 40% BCIGCI, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or average.
††	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

10	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2019 (Unaudited)	WesMark Government Bond Fund

2019 economic news was dominated by the U.S. trade war with China. After all the tough talk, false alarms and tweets, both the U.S. and China finally reached an agreement on a Phase One trade deal in December. President Trump followed by saying negotiations began immediately on a Phase Two deal.

The U.S. economy concluded 2019 on a positive tone as it exhibited continued strength in employment and wage growth with trade optimism and tepid inflation.

Real GDP increased 2.3% on a quarter over quarter annualized rate in 2019. The GDP Price Index increased 1.7% in 2019. Personal consumption moderated during the period as consumer spending growth declined from 4.6% in the second quarter to 3.2% in the third quarter and a 1.8% annual rate in the fourth quarter. Business investment declined 1.5% with investment in equipment down 2.9% annualized and commercial construction declining 10.1% annualized on international trade concerns. For the year, personal income increased 3.9% while personal spending increased 5.0%. Disposable income increased 3.6% year over year. The Fed’s preferred measure of inflation, the Personal Consumption Expenditure increased 1.6% year over year. The Core Personal Consumption Expenditure, which excludes the volatile food and energy sector, also increased 1.6% in the period. Inflation remains below the Fed’s 2.0% target. For 2019, non-form payrolls increased on average 176,000 per month with an unemployment rate of 3.5% at year-end compared to 3.9% at year-end 2018. Real average hourly earnings increased 2.9% year over year compared to 3.2% in the prior year.

The ISM Manufacturing Index began the period at 54.1 and following five straight months of contracting ended the period at 47.2 as a result of trade uncertainties. The ISM Non-manufacturing Index was 55.0 at the end of the report period compared to 57.6 at the beginning of the report period.

After tightening each quarter of 2018, the Federal Reserve kept the Target Rate unchanged through the first six months of 2019. When they returned to easing of monetary policy in July, Fed Chair Powell referred to it as a mid-cycle adjustment or an insurance cut. The Fed followed up the July easing with two more additional rate cuts. In the post October Fed meeting press conference, Chair Powell stated monetary policy was in a good place to keep the economy growing moderately, the job market strong and inflation near their 2% goal.

The U.S. Treasury Yield Curve finished 2019 lower but steeper than year-end 2018. The yield on the 10 year U.S. Treasury ended 2019 at 1.92% a decline of 77 basis points from year-end 2018. The 2 year U.S. Treasury Yield was 1.57% at year-end 2019, a decline of 92 basis points from year-end 2018. With trade and tariff uncertainties, the yield difference between the 10 year U.S. Treasury and the 2 year U.S. Treasury briefly inverted during the period and reached a low of -5 basis points and ended the period at 35 basis points. The yield difference between the 10 year U.S. Treasury and the 3 month U.S. Treasury Bill was inverted for a good portion of the report period but steepened into the fourth quarter. The yield difference between the 10 year U.S. Treasury and the 3 month U.S. Treasury Bill reached a low of -49 basis points and finished the year at 37 basis points.

In 2019, U.S. Treasury Yields and risk asset credit spreads declined. Most of the performance within fixed income was due to the decline in interest rates; however those sectors that experienced credit spread compression such as high yield and preferred securities ended the year with double digit performance. With credit spreads and U.S. Treasury yields compressing, risk adjusted total returns favored credit over the safe haven of U.S. Treasury and U.S. Government Agency securities. With global aggregate negative yielding debt reaching over $17 trillion in 2019, foreign investment flows accelerated into higher yielding domestic securities.

Preferred securities led the performance in 2019 with a total return of 17.4% followed by High Yield and Investment Grade Corporate securities at 14.4%. TIPS returned 8.9% with U.S. Treasury and U.S. Government Agency MBS at 7.1% and 6.5% respectively.

Total mortgage securities guaranteed by Fannie Mae and Freddie Mac represented 79% of the fund as of December 31, 2019 as compared to 73% on December 31, 2018. Within the mortgage allocation, Fannie Mae and Freddie Mac guaranteed mortgage pools (MBS) comprised 23% with collateralized mortgage obligations (CMO) comprising 56%. The average interest rate for the mortgage pools was 2.79% while the average interest rate on the CMO’s was 2.34%. Small Business Administration securities accounted for 1% of the portfolio. Taxable municipal securities accounted for 20% of the portfolio and had an average interest rate of 3.62%. Mortgage related securities within the fund had a total return of 5.5% in the period compared to the Lipper U.S. Government Mortgage Index return of 6.6%. Taxable municipal securities had a total return of 7.8% compared to the Lipper Intermediate Municipal Fund Index return of 6.6%.

The WesMark Government Bond Fund had a total return of 4.75% for calendar year 2019. The Lipper General U.S. Government Bond Fund average return was 6.3% and the Barclay’s U.S. Government Credit Bond Index was 6.8% for the same period. The duration of the securities within the fund was 4 years as of December 31, 2019 compared to 5.0 years as of December 31, 2018. The duration of the Barclay’s U.S. Government Credit Index was 7.1 years at the end of the period. With credit spreads and Treasury yields compressing during the period, risk adjusted return favored credit over U.S. Treasury and U.S. Government Agency Securities. The WesMark Government Fund’s shorter duration limited its performance relative to its benchmark.

Annual Report | December 31, 2019	11

Management’s Discussion of Fund Performance

WesMark Government Bond Fund	December 31, 2019 (Unaudited)

TOP 10 BOND HOLDINGS

Name	Rate	Maturity	% of Total Net Assets
Freddie Mac Strips FHS 330 F4 FHS 330 F4	2.131%	DUE 10/15/2037	2.7%
Fannie Mae REMICS FNR 2019-74 LB	3.000%	DUE 10/25/2049	2.5%
Fannie Mae Pool FN BO9776 FN BO9776	3.967%	DUE 3/1/2049	2.2%
Government National Mortgage Association GNR 2019-99 GA GNR 2019-99 GA	3.500%	DUE 7/20/2049	2.2%
Fannie Mae Pool FN BM3178 FN BM3178	2.954%	DUE 12/1/2047	2.0%
Government National Mortgage Association GNR 2016-77 MB GNR 2016-77 MB	2.000%	DUE 9/20/2045	2.0%
Government National Mortgage Association GNR 2014-25 PA GNR 2014-25 PA	2.250%	DUE 1/20/2044	1.8%
Freddie Mac REMICS FHR 4894 DA FHR 4894 DA	3.500%	DUE 9/15/2043	1.8%
Fannie Mae REMICS FNR 2017-89 PL FNR 2017-89 PL	3.000%	DUE 6/25/2043	1.8%
Fannie Mae REMICS FNR 2018-3 LD FNR 2018-3 LD	3.000%	DUE 8/25/2046	1.7%
Total Net Assets			20.7%

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

12	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2019 (Unaudited)	WesMark Government Bond Fund

GROWTH of $10,000 invested in WesMark Government Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Government Bond Fund (the “Fund”) from December 31, 2009 to December 31, 2019, compared to the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)**, the Lipper Intermediate U.S. Government Funds Average (“LIGFA”)***, and the Lipper General U.S. Government Funds Average (“LGUS”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2019

1 Year	5 Years	10 Years
4.75%	1.73%	1.97%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.01%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGCI, LIGFA and the LGUS have been adjusted to reflect reinvestment of dividends on securities in the index and averages.
**	The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2019	13

Management’s Discussion of Fund Performance

WesMark West Virginia Municipal Bond Fund	December 31, 2019 (Unaudited)

West Virginia’s economy, after a period of decline, has returned to a period of economic growth driven by the energy markets and the contribution from natural gas and a stabilization of the coal industry. Employment increases in the service sectors have provided an offset to job losses in other industries resulting in a notable decline in the state’s unemployment rate. The state of West Virginia’s unemployment rate at the end of 2019 was 5.0%, a decline of 0.1% from the December 2018 unemployment rate of 5.1%.

West Virginia’s Gross Domestic Product has begun to increase. Natural gas markets benefit from an ongoing buildout of the pipeline network moving an abundance of natural gas and natural gas byproducts to markets where demand and pricing is stronger. Exports are an important part of West Virginia’s economy and are not limited to energy but include chemicals, machinery, and auto components, among others.

The demand for tax-exempt debt has been fueled in part by President Donald Trump’s 2017 tax law that capped state and local deductions, leaving individual investors in high-tax states looking for other ways to reduce their tax burden. This caused a steady influx of cash into municipal bond mutual funds, which have seen increased inflows each week in 2019. Throughout the report period, there was a continuous mismatch between supply and demand for tax exempt securities as the gap between the amount of cash looking to be invested exceeded the amount of new securities being issued drove the municipal market to new heights. The municipal markets finished 2019 with a flurry of issuance in the final quarter, driven by a surge in taxable volume as issuers took advantage of favorable condition to implement taxable advance refunding. The heavy fourth quarter supply brought the 2019 bond issuance tally to $406.6 billion, up 23% from 2018 lead, however tax exempt issuance was less than demand.

The U.S. Treasury yield curve finished 2019 lower, but steeper than year-end 2018. However, the municipal yield curve flattened more substantially than the U.S. Treasury Curve during the period. The long-end of the municipal yield curve moved lower by 100 basis points from 3% to 2% while the 30 year U.S. Treasury yield declined 63 basis points. On the short end of the yield curve, taxable securities outperformed municipals with the yield on the 2 year U.S. Treasury declining 91 basis points while the yield on 2 year municipals declined on 73 basis points. Longer dated municipal securities generated higher excess returns than intermediate and shorter dated maturities.

In 2019, there was limited issuance of West Virginia municipal securities with 13 negotiated deals and 4 competitive issues. The largest competitive issue was the $600 million second issue of the Roads to Prosperity program. The negotiated calendar was led by the Charleston Area Medical Center’s $90 million issue and a West Virginia University $86 million issue. Demand for West Virginia tax exempt municipal securities significant exceeded supply.

The WesMark West Virginia Municipal Bond Fund has a total return of 4.83% in 2019. The Fund’s benchmark, the Bloomberg Barclays Municipal Bond 5 year Index total return was 5.46% for the period and the Lipper Other States Municipal Debt Fund Average was 6.2%.

The duration of the fund was 4.0 years as of December 31, 2019, as compared to 4.1 years on December 31, 2018. The net investment income dividend (excluding capital gain distribution) was $0.21 per share for the report period compared to $0.21 per share for the prior report period. Approximately 98.27% of the dividend was derived from West Virginia Municipal securities and was exempt from federal and state income tax for West Virginia residents. The portfolio did not contain any securities subject to Alternative Minimum Tax. At the end of the report period, 87% of the portfolio securities were BBB rated or higher with 4% rated AAA. The shorter duration of the fund limited its performance relative to its benchmark.

TOP 10 BOND HOLDINGS

Name	% of Total Net Assets
Preston County Board of Education General Obligation Unlimited Bonds	3.1%
Ohio County Board of Education	2.7%
West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program)	2.7%
Hancock, WV 05/01/2036	1.9%
West Virginia Building Commission Lease Revenue Bonds (West Virginia Regional Jail)	1.8%
West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities)	1.8%
Parkersburg, West Virginia, Waterworks & Sewer System Revenue Bonds	1.6%
West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile & Public)	1.5%
West Virginia Building Commission Lease Revenue Bonds (West Virginia Regional Jail)	1.5%
Hampshire County, West Virginia, Building Commission Revenue Bonds	1.5%
Total Net Assets	20.1%

14	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2019 (Unaudited)	WesMark West Virginia Municipal Bond Fund

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Annual Report | December 31, 2019	15

Management’s Discussion of Fund Performance

WesMark West Virginia Municipal Bond Fund	December 31, 2019 (Unaudited)

GROWTH of $10,000 invested in WesMark West Virginia Municipal Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the “Fund”) from December 31, 2009 to December 31, 2019, compared to the Bloomberg Barclays Capital Municipal Bond 5 Year Total Return Index (“BCM5I”)** and the Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2019

1 Year	5 Years	10 Years
4.83%	2.27%	2.93%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.08%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCM5I and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
**	The BCM5I is an unmanaged market value weighted performance index for major municipal bonds of all quality ratings with an average maturity of approximately five years. BCM5I is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

16	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2019 (Unaudited)	WesMark Tactical Opportunity Fund

Following the steep sell off in equity markets during the final quarter 2018, we positioned the fund to participate in the expected recovery. At the beginning of the first quarter, we lowered our cash position to be more in line with the neutral target. Using the proceeds to increase our equity allocation, we moved above out neutral objective. Within the equity holdings we increased our exposure to the broad, market cap focused holdings and cyclical sectors like energy, technology and financials. Fixed income yields fell following the actions of the Federal Reserve Federal Open Market Committee’s December meeting. Following the decline, we decided to slightly increase our fixed income allocation; however, we chose to remain in floating rate, variable rate and at the short end of the yield curve. As equity markets recovered, we used options to increase the income generated and to provide some downside protection.

As a result of this option activity we began the second quarter with an elevated cash allocation. We used the proceeds to increase our allocation to higher quality equities and more defensive holdings. Reviewing the difference in valuation levels between growth and value holdings, we felt that the dislocation in these relationship would result in value names posting higher relative performance for the year. The fixed income allocation remained near our neutral target, with a focus on short corporate debt and investment grade floating rate products. In addition, we held a modest allocation to a board domestic focused bond holdings, which we continued to add to as the Federal Reserve signaled that they would begin to reduce the Fed Funds rate. During the second half of 2019, the Federal Reserve cut the Fed Funds target three times. As a result, we closed out our floating rate exposure as it became clear that rates would not rise significantly over the next several quarters.

During the third quarter, we used a number the brief pullbacks in equity markets as an opportunity to add to our holdings. The ongoing tariff dispute resulted in the S&P 500 Index trading in a range bound pattern for much of the quarter. We continued to believe that there would be a resolution prior to the end of the year, which would push equity markets above our full year price target. As the 10-year Treasury yield below 2.0%, we felt equities remained attractive on a relative basis. In an effort to take advantage of the volatility, we used options to generate income and protect our downside risk. At the sector level, we continued to hold a mix of defensive and cyclical sectors. The defensive holdings helped us maintain our value tilt, while the cyclical names left us positioned for a quick resolution to the tariff dispute.

As we began the fourth quarter our cash allocation was dramatically reduced. Due to the prior month’s option activity we saw a number of that were called away, leaving us with cash to reallocate. With the brief correction in in equity markets in October we were able to add to broad equity holdings and an number cyclical sectors. Those holdings quickly recovered as we neared a resolution to the ongoing trade issues. In addition, with the yield on 10-year Treasury below 1.6% we continued to hold short duration and high quality fixed income holdings. As the quarter progressed we used options to protect the gains generated as equity markets rallied.

We slightly increased our fixed income holdings and remained slightly above the neutral target as we closed out of 2019. Our equity allocation remained domestic focused with a preference for quality, value and defensive positions. Cash remained a little higher, as we remained focused on using pullbacks to add to holdings.

Since inception on March 1, 2017, the WesMark Tactical Opportunity Fund posted an annual total return of 6.56%. That compared to the MSCI All World Index of 35.5% and the U.S. BarCap Aggregate Bond Index of 12.2%. For the period, our Tactical Composite Index, consisting of 60% MSCI All World Index, 30% U.S. BarCap Aggregate Bond Index and 10% HFRI Fund of Funds Composite Index posted a return of 3.39%. For 2019, the WesMark Tactical Opportunity Fund rose by 16.61%, compared to the Lipper Flexible Portfolio category’s return of 15.98%.

For the year, several of our industry specific holdings posted solid returns. Our decision to focus on high quality and value focused holdings, iShares EDGE MCSI USA Quality Factor ETF (+34.1%) and Vanguard Mega Cap Value ETF (+25.6%) helped performance during the period. In addition, our allocation to the board domestic equity holdings, SPDR S&P 500 ETF (+22.5%) was accretive to performance in both its absolute returns and our ability to write options against the position. The Consumer Staples and Financials were the best performing sectors for the year, up 22.8% and 21.9%, respectively. In addition, our holdings in the Technology and Energy sectors posted returns that aided the fund’s performance for the period, up 17.9% and 14.3%, respectively. Our only negative major holding was focused on the intermediate Treasury asset class, with the iShares 7-10 Year Treasury Bond ETF decline 1.4% during our holding period. The loss was a result of the timing of our purchase and the moves within the 10-year Treasury. At the end of 2019 our top ten holdings accounted for 86.4% of the overall market value of the Fund.

Annual Report | December 31, 2019	17

Management’s Discussion of Fund Performance

WesMark Tactical Opportunity Fund	December 31, 2019 (Unaudited)

TOP 10 EQUITY HOLDINGS

Security Name	% of Total Net Assets
Vanguard Short-Term Corporate Bond ETF	17.9%
Vanguard Total Stock Market ETF	15.5%
Vanguard Mega Cap Value ETF	13.4%
iShares 7-10 Year Treasury Bond ETF	9.9%
iShares 1-3 Year Treasury Bond ETF	9.7%
iShares Edge MSCI USA Quality Factor ETF	6.0%
SPDR S&P 500 ETF Trust	5.0%
iShares MSCI EAFE ETF	3.5%
iShares Russell 2000 ETF	3.0%
iShares Edge MSCI Min Vol EAFE ETF	2.7%
Total Net Assets	86.6%

Also see Glossary of Terms on page 79.

Performance data quoted represents past performance which is no guarantee of future results.

An investment in the Fund involves risk, including loss of principal. Investment in the Fund is subject to investment risks, including, without limitation, market risk, credit risk, interest rate risk, risks related to ETF net asset value and market price, foreign securities risk, commodity risk, manager risks, risks of investing in real estate investment trust (REITs), and risks related to company size.

The views in this report were those of the Fund Managers as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

18	www.wesmarkfunds.com

Management’s Discussion of Fund Performance

December 31, 2019 (Unaudited)	WesMark Tactical Opportunity Fund

GROWTH of $10,000 invested in WesMark Tactical Opportunity Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Tactical Opportunity Fund (the “Fund”) from March 1, 2017 to December 31, 2019, compared to the Tactical Composite Index (“Composite”)**, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”)***, and the Barclays US Aggregate Index (“US BarCap Agg”).****

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2019

1 Year	Since Inception (3/1/17)
16.61%	6.56%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.61%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*	Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Composite, the MSCI ACWI and the US BarCap Agg have been adjusted to reflect reinvestment of dividends on securities in the index and average.
**	The Tactical Composite Index is comprised of a combination of 60% MSCI ACWI, 30% Barclays US Aggregate Index and 10% HFRI Fund^ of Funds Composite Index.
***	The MSCI ACWI is a market capitalization weighted index designed to provide a broad measure of equity market performance throughout the world and is comprised of stocks from both developed and emerging markets.
****	The US BarCap Agg measures the performance of the U.S. investment grade bond market.
^	The Hedge Fund Research, Inc. (HFRI) Fund of Funds Composite Index is an equal weighted index that consists of over 800 constituent hedge funds, including both domestic and offshore funds.

Annual Report | December 31, 2019	19

Portfolio of Investments Summary Table

WesMark Small Company Growth Fund	December 31, 2019 (Unaudited)

At December 31, 2019, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	96.0%
SHORT TERM INVESTMENTS(2)	2.0%
EXCHANGE TRADED FUNDS (ETF)	2.0%
OTHER ASSETS AND LIABILITIES - NET(3)	-0.0%(4)
TOTAL NET ASSETS	100.0%

At December 31, 2019, the Fund’s Sector composition(5) was as follows:

Sector Composition	Percentage of Total Net Assets
Information Technology	23.2%
Health Care	22.4%
Industrials	18.9%
Financials	17.1%
Consumer Discretionary	9.2%
Consumer Staples	2.8%
Exchange Traded Funds	2.0%
Materials	1.7%
Utilities	0.7%
Equity Portfolio Sub-Total	98.0%
Short Term Investments(2)	2.0%
Other Assets and Liabilities - Net(3)	-0.0%(4)
Total Net Assets	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Amount represents less than 0.05% of net assets.
(5)	Securities are assigned to a sector classification by the Fund’s advisor.

20	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2019	WesMark Small Company Growth Fund

Shares/Principal Amount		Value
COMMON STOCKS-96.0%
CONSUMER DISCRETIONARY-9.2%
	Automotive Retail-1.6%
10,623	Lithia Motors, Inc., Class A	$1,561,581

	Consumer Electronics-1.8%
108,551	Sonos, Inc.(1)	1,695,567

	Education Services-3.2%
80,713	Chegg, Inc.(1)	3,059,830

	Internet & Direct Marketing-1.3%
63,812	RealReal, Inc.(1)	1,202,856

	Specialty Stores-1.3%
24,287	Dick’s Sporting Goods, Inc.	1,201,964

TOTAL CONSUMER DISCRETIONARY		8,721,798

CONSUMER STAPLES-2.8%
	Packaged Foods & Meats-2.8%
23,989	Freshpet, Inc.(1)	1,417,510
42,968	Simply Good Foods Co.(1)	1,226,307
		2,643,817
TOTAL CONSUMER STAPLES		2,643,817

FINANCIALS -17.1%
	Asset Management & Custody Banks-1.3%
61,132	Victory Capital Holdings, Inc., Class A	1,281,938

	Investment Banking & Brokerage-2.9%
45,541	Stifel Financial Corp.	2,762,062

	Life & Health Insurance-1.3%
34,337	Trupanion, Inc.(1)	1,286,264

	Regional Banks-11.6%
29,430	BancorpSouth Bank	924,396
16,169	Banner Corp.	915,004
49,745	Cadence BanCorp	901,877
36,611	CenterState Bank Corp.	914,543
6,881	Community Bank System, Inc.	488,138
33,762	First Bancorp/Southern Pines, NC	1,347,441
28,813	Franklin Financial Network, Inc.	989,150
34,078	Fulton Financial Corp.	593,980
52,504	Old National Bancorp	960,298
Shares/Principal Amount		Value
15,580	Pinnacle Financial Partners, Inc.	$997,120
54,325	Sterling Bancorp	1,145,171
28,160	Trustmark Corp.	971,802
		11,148,920
TOTAL FINANCIALS		16,479,184

HEALTH CARE-22.4%
	Health Care Equipment-7.1%
16,227	AtriCure, Inc.(1)	527,540
22,385	Hill-Rom Holdings, Inc.	2,541,369
29,846	Integra LifeSciences Holdings Corp.(1)	1,739,425
50,552	Misonix, Inc.(1)	940,773
14,026	NuVasive, Inc.(1)	1,084,771
		6,833,878
	Health Care Supplies-1.7%
25,014	Neogen Corp.(1)	1,632,414

	Health Care Technology-6.1%
14,842	Tandem Diabetes Care, Inc.(1)	884,732
46,439	Teladoc Health, Inc.(1)	3,887,873
55,630	Vocera Communications, Inc.(1)	1,154,879
		5,927,484
	Life Sciences Tools & Services-7.5%
14,284	Charles River Laboratories International, Inc.(1)	2,182,024
10,032	ICON PLC(1)	1,727,811
55,062	Syneos Health, Inc.(1)	3,274,812
		7,184,647
TOTAL HEALTH CARE		21,578,423

INDUSTRIALS-18.9%
	Aerospace & Defense-6.5%
56,523	Hexcel Corp.	4,143,701
24,246	Moog, Inc., Class A	2,068,911
		6,212,612
	Airlines-2.0%
11,146	Allegiant Travel Co.	1,939,850

	Building Products-2.3%
44,987	AAON, Inc.	2,222,808

	Construction & Engineering-4.6%
109,810	Quanta Services, Inc.	4,470,365

Annual Report | December 31, 2019	21

Portfolio of Investments

WesMark Small Company Growth Fund	December 31, 2019

Shares/Principal Amount		Value
	Construction Machinery & Heavy Equipment-0.8%
309,463	Westport Fuel Systems, Inc.(1)	$733,427

	Construction Machinery & Heavy Trucks-1.4%
72,715	Spartan Motors, Inc.	1,314,687

	Trading Companies & Distributors-0.6%
3,538	United Rentals, Inc.(1)	590,032

	Trucking-0.7%
12,204	Ryder System, Inc.	662,799

TOTAL INDUSTRIALS		18,146,580

INFORMATION TECHNOLOGY-23.2%
	Application Software-9.2%
375,000	Cloudera, Inc.(1)	4,361,250
12,434	Five9, Inc.(1)	815,422
75,096	LivePerson, Inc.(1)	2,778,552
54,917	Nuance Communications, Inc.(1)	979,170
		8,934,394
	Data Processing & Outsourced Services-2.6%
89,495	I3 Verticals, Inc., Class A(1)	2,528,234

	Electronic Components-2.1%
96,863	Knowles Corp.(1)	2,048,652

	Electronic Equipment & Instruments-1.8%
17,549	OSI Systems, Inc.(1)	1,767,886

	Semiconductors-0.3%
18,000	DSP Group, Inc.(1)	283,320

	Systems Software-4.2%
14,993	Qualys, Inc.(1)	1,249,966
28,401	Rapid7, Inc.(1)	1,591,024
14,296	Varonis Systems, Inc.(1)	1,110,942
		3,951,932
	Technology Distributors-1.2%
9,232	SYNNEX Corp.	1,189,082

	Technology Hardware, Storage & Peripherals-1.8%
101,423	Pure Storage, Inc., Class A(1)	1,735,347

TOTAL INFORMATION TECHNOLOGY		22,438,847
Shares/Principal Amount		Value
MATERIALS-1.7%
	Fertilizers & Agricultural Chemicals-1.7%
15,605	Scotts Miracle-Gro Co.	$1,656,939

TOTAL MATERIALS		1,656,939

UTILITIES-0.7%
	Multi-Utilities-0.7%
23,000	MDU Resources Group, Inc.	683,330

TOTAL UTILITIES		683,330

TOTAL COMMON STOCKS
(Cost $56,985,287)		92,348,918

EXCHANGE TRADED FUNDS-2.0%
22,524	iShares Core S&P Small-Cap ETF	1,888,637

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,704,741)		1,888,637

SHORT TERM INVESTMENTS-2.0%
	Mutual Funds-2.0%
1,956,599	Federated Government Obligations Fund 7-Day Yield 1.534% (at net asset value)	1,956,599

TOTAL SHORT TERM INVESTMENTS
(Cost $1,956,599)		1,956,599

TOTAL INVESTMENTS-100.0%
(Cost $60,646,627)		96,194,154
OTHER ASSETS AND LIABILITIES-NET(2)-(0.0)%(3)		(9,435)
NET ASSETS-100.0%		$96,184,719

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.
(3)	Amount represents less than 0.05% of net assets.

Note	-	The categories of investments are shown as a percentage of net assets at December 31, 2019.

See Notes to Financial Statements which are an integral part of the Financial Statements.

22	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2019 (Unaudited)	WesMark Growth Fund

At December 31, 2019, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	91.7%
EXCHANGE TRADED FUNDS (ETF)	4.4%
SHORT TERM INVESTMENTS(2)	3.8%
OTHER ASSETS AND LIABILITIES - NET(3)	0.1%
TOTAL NET ASSETS	100.0%

At December 31, 2019, the Fund’s Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets
Information Technology	35.8%
Health Care	19.3%
Industrials	10.3%
Consumer Discretionary	9.8%
Financials	7.2%
Exchange Traded Funds	4.4%
Consumer Staples	3.9%
Real Estate	2.2%
Materials	1.8%
Communication Services	1.4%
Equity Portfolio Sub-Total	96.1%
Short Term Investments(2)	3.8%
Other Assets and Liabilities - Net(3)	0.1%
Total Net Assets	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s advisor.

Annual Report | December 31, 2019	23

Portfolio of Investments

WesMark Growth Fund	December 31, 2019

Shares/Principal Amount		Value
COMMON STOCKS-91.7%
COMMUNICATION SERVICES-1.4%
	Cable & Satellite-1.4%
100,000	Comcast Corp., Class A	$4,497,000

TOTAL COMMUNICATION SERVICES		4,497,000

CONSUMER DISCRETIONARY-9.8%
	Home Improvement Retail-2.2%
34,000	Home Depot, Inc.	7,424,920

	Internet & Direct Marketing Retail-5.2%
9,300	Amazon.com, Inc.(1)	17,184,912

	Movies & Entertainment-2.4%
55,000	Walt Disney Co.	7,954,650

TOTAL CONSUMER DISCRETIONARY		32,564,482

CONSUMER	STAPLES-3.9%
	Distillers & Vintners-2.1%
36,000	Constellation Brands, Inc., Class A	6,831,000

	Packaged Foods & Meats-1.8%
110,000	Mondelez International, Inc., Class A	6,058,800

TOTAL CONSUMER STAPLES		12,889,800

FINANCIALS-7.2%
	Asset Management & Custody Banks-2.5%
16,450	BlackRock, Inc.	8,269,415

	Diversified Banks-2.7%
112,000	Citigroup, Inc.	8,947,680

	Investment Banking & Brokerage-2.0%
132,500	Morgan Stanley	6,773,400

TOTAL FINANCIALS		23,990,495

HEALTH CARE-19.3%
	Biotechnology-2.5%
35,000	Amgen, Inc.	8,437,450

	Health Care Equipment-4.4%
110,000	Abbott Laboratories	9,554,600
Shares/Principal Amount		Value
8,500	Intuitive Surgical, Inc.(1)	$5,024,775
		14,579,375
	Life Sciences Tools & Services-3.9%
51,500	IQVIA Holdings, Inc.(1)	7,957,265
15,000	Thermo Fisher Scientific, Inc.	4,873,050
		12,830,315
	Managed Health Care-3.5%
40,000	UnitedHealth Group, Inc.	11,759,200

	Pharmaceuticals-5.0%
180,000	Elanco Animal Health, Inc.(1)	5,301,000
57,000	Merck & Co., Inc.	5,184,150
45,000	Zoetis, Inc.	5,955,750
		16,440,900
TOTAL HEALTH CARE		64,047,240

INDUSTRIALS-10.3%
	Aerospace & Defense-3.8%
12,100	Boeing Co.	3,941,696
39,300	Raytheon Co.	8,635,782
		12,577,478
	Construction Machinery & Heavy Equipment-2.2%
95,000	Westinghouse Air Brake Technologies Corp.	7,391,000

	Industrial Conglomerates-1.8%
17,000	Roper Technologies, Inc.	6,021,910

	Industrial Machinery-2.5%
39,500	Parker-Hannifin Corp.	8,129,890

TOTAL INDUSTRIALS		34,120,278

INFORMATION TECHNOLOGY-35.8%
	Application Software-5.1%
20,000	Adobe, Inc.(1)	6,596,200
63,000	salesforce.com, Inc.(1)	10,246,320
		16,842,520
	Communications Equipment-4.4%
50,000	Apple, Inc.	14,682,500

	Data Processing & Outsourced Services-7.2%
50,500	Black Knight, Inc.(1)	3,256,240
128,000	Genpact, Ltd.	5,397,760
33,000	Mastercard, Inc., Class A	9,853,470

24	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2019	WesMark Growth Fund

Shares/Principal Amount		Value
48,000	PayPal Holdings, Inc.(1)	$5,192,160
		23,699,630
	Internet Software & Services-5.7%
3,016	Alphabet, Inc., Class C(1)	4,032,452
6,000	Alphabet, Inc., Class A(1)	8,036,340
33,500	Facebook, Inc., Class A(1)	6,875,875
		18,944,667
	IT Consulting & Other Services-3.5%
30,000	Accenture PLC, Class A	6,317,100
75,000	Booz Allen Hamilton Holding Corp.	5,334,750
		11,651,850
	Semiconductors-4.8%
31,211	Broadcom, Inc.	9,863,300
250,000	ON Semiconductor Corp.(1)	6,095,000
		15,958,300
	Systems Software-5.1%
50,000	Microsoft Corp.	7,885,000
123,000	Oracle Corp.	6,516,540
7,850	ServiceNow, Inc.(1)	2,216,212
		16,617,752
TOTAL INFORMATION TECHNOLOGY		118,397,219

MATERIALS-1.8%
	Specialty Chemicals-1.8%
45,000	PPG Industries, Inc.	6,007,050

TOTAL MATERIALS		6,007,050

REAL ESTATE-2.2%
	Specialized REITS-2.2%
51,000	Crown Castle International Corp.	7,249,650

TOTAL REAL ESTATE		7,249,650

TOTAL COMMON STOCKS
(Cost $152,927,092)		303,763,214

EXCHANGE TRADED FUNDS-4.4%
31,130	SPDR S&P 500 ETF Trust	10,019,502
100,000	SPDR S&P Homebuilders ETF	4,551,000

TOTAL EXCHANGE TRADED FUNDS
(Cost $13,784,666)		14,570,502
Shares/Principal Amount	Value
SHORT TERM INVESTMENTS-3.8%
Mutual Funds-3.8%
12,681,600	Federated Government Obligations Fund 7-Day Yield 1.534% (at net asset value)	$12,681,600

TOTAL SHORT TERM INVESTMENTS
(Cost $12,681,600)	12,681,600

TOTAL INVESTMENTS-99.9%
(Cost $179,393,358)	331,015,316
OTHER ASSETS AND LIABILITIES-NET(2)-0.1%	222,744
NET ASSETS-100.0%	$331,238,060

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets at December 31, 2019.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2019	25

Portfolio of Investments Summary Table

WesMark Balanced Fund	December 31, 2019 (Unaudited)

At December 31, 2019, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
COMMON STOCKS	64.8%
CORPORATE BONDS	14.9%
U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES	7.8%
TAXABLE MUNICIPAL BONDS	3.2%
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	3.2%
U.S. GOVERNMENT AGENCY SECURITIES	1.9%
COMMERCIAL MORTGAGE-BACKED SECURITIES	1.9%
NON-TAXABLE MUNICIPAL BONDS	0.4%
FIXED INCOME PORTFOLIO SUB-TOTAL	33.3%
SHORT TERM INVESTMENTS(2)	2.3%
OTHER ASSETS AND LIABILITIES - NET(3)	-0.4%
TOTAL NET ASSETS	100.0%

At December 31, 2019, the Fund’s Sector composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets
Health Care	12.5%
Information Technology	10.9%
Financials	8.7%
Consumer Staples	7.7%
Energy	6.9%
Industrials	5.9%
Real Estate	3.9%
Utilities	3.1%
Materials	2.4%
Consumer Discretionary	1.7%
Telecommunication Services	1.1%
Equity Portfolio Sub-Total	64.8%
Corporate Bonds	14.9%
U.S. Government Agencies (Combined)	12.9%
Taxable Municipal Bonds	3.2%
Commercial Mortgage-Backed Securities	1.9%
Non-Taxable Municipal Bonds	0.4%
Fixed Income Portfolio Sub-Total	33.3%
Short Term Investments(2)	2.3%
Other Assets and Liabilities - Net(3)	-0.4%
Total Net Assets	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investments in securities, less liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s advisor.

26	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2019	WesMark Balanced Fund

Shares/Principal Amount		Value
COMMON STOCKS-64.8%
CONSUMER STAPLES-7.7%
	Hypermarkets & Super Centers-1.7%
16,000	Walmart, Inc.	$1,901,440

	Packaged Foods & Meats-3.1%
61,129	Conagra Brands, Inc.	2,093,057
25,000	General Mills, Inc.	1,339,000
		3,432,057
	Soft Drinks-2.9%
20,000	Coca-Cola Co.	1,107,000
16,000	PepsiCo, Inc.	2,186,720
		3,293,720
TOTAL CONSUMER STAPLES		8,627,217

CONSUMER DISCRETIONARY-1.7%
	General Merchandise Stores-1.7%
15,000	Target Corp.	1,923,150

TOTAL CONSUMER DISCRETIONARY		1,923,150

ENERGY-6.9%
	Integrated Oil & Gas-3.8%
19,100	Chevron Corp.	2,301,741
35,000	TOTAL SA, Sponsored ADR	1,935,500
		4,237,241
	Oil & Gas Refining & Marketing-1.1%
13,000	Valero Energy Corp.	1,217,450

	Pipelines-2.0%
104,000	Kinder Morgan, Inc.	2,201,680

TOTAL ENERGY		7,656,371

FINANCIALS-8.7%
	Asset Management & Custody Banks-0.7%
9,850	State Street Corp.	779,135

	Consumer Finance-2.6%
35,000	Discover Financial Services	2,968,700

	Diversified Banks-3.0%
10,000	JPMorgan Chase & Co.	1,394,000
34,000	US Bancorp	2,015,860
		3,409,860
	Regional Banks-2.4%
8,000	PNC Financial Services Group, Inc.	1,277,040
Shares/Principal Amount		Value
25,000	Truist Financial Corp.	$1,408,000
		2,685,040
TOTAL FINANCIALS		9,842,735

HEALTH CARE-12.5%
	Biotechnology-4.4%
30,000	AbbVie, Inc.	2,656,200
9,500	Amgen, Inc.	2,290,165
		4,946,365
	Health Care Equipment-2.0%
20,000	Medtronic PLC	2,269,000

	Health Care Services-2.0%
30,000	CVS Health Corp.	2,228,700

	Pharmaceuticals-4.1%
25,000	Merck & Co., Inc.	2,273,750
60,000	Pfizer, Inc.	2,350,800
		4,624,550
TOTAL HEALTH CARE		14,068,615

INDUSTRIALS-5.9%
	Aerospace & Defense-3.9%
4,650	Boeing Co.	1,514,784
7,250	Lockheed Martin Corp.	2,823,005
		4,337,789
	Electrical Components & Equipment-1.5%
22,000	Emerson Electric Co.	1,677,720

	Industrial Conglomerates-0.5%
3,200	3M Co.	564,544

TOTAL INDUSTRIALS		6,580,053

INFORMATION TECHNOLOGY-10.9%
	Communications Equipment-7.1%
17,400	Apple, Inc.	5,109,510
58,000	Cisco Systems, Inc.	2,781,680
		7,891,190
	Semiconductors-3.8%
29,000	Intel Corp.	1,735,650
20,000	Texas Instruments, Inc.	2,565,800
		4,301,450
TOTAL INFORMATION TECHNOLOGY		12,192,640

Annual Report | December 31, 2019	27

Portfolio of Investments

WesMark Balanced Fund	December 31, 2019

Shares/Principal Amount		Value
MATERIALS-2.4%
	Commodity Chemicals-2.4%
50,000	Dow Chemical Co.	$2,736,500

TOTAL MATERIALS		2,736,500

REAL ESTATE-3.9%
	Industrial REITS-1.0%
13,000	Prologis, Inc.	1,158,820

	Residential REITS-1.5%
21,000	Equity Residential	1,699,320

	Specialized REITS-1.4%
13,000	Digital Realty Trust, Inc. REIT	1,556,620

TOTAL REAL ESTATE		4,414,760

TELECOMMUNICATION SERVICES-1.1%
	Integrated Telecommunication Services-1.1%
20,000	Verizon Communications, Inc.	1,228,000

TOTAL TELECOMMUNICATION SERVICES		1,228,000

UTILITIES-3.1%
	Electric Utilities-2.1%
13,025	Duke Energy Corp.	1,188,010
30,000	PPL Corp.	1,076,400
		2,264,410
	Multi-Utilities-1.0%
13,250	Dominion Energy, Inc.	1,097,365

TOTAL UTILITIES		3,361,775

TOTAL COMMON STOCKS
(Cost $47,461,529)		72,631,816

CORPORATE BONDS-14.9%
	Banks-0.9%
$1,000,000	Wells Fargo & Co., Subordinated Notes, 3.450%, 2/13/2023	1,036,013

	Communications Equipment-0.9%
1,000,000	Apple, Inc., 3M US L + 1.13%, 2/23/2021(1)	1,012,215
Shares/Principal Amount		Value
	Consumer Finance-0.4%
$500,000	Capital One Financial Corp., 3M US L + 0.95%, 3/9/2022(1)	$505,306

	Diversified Chemicals-0.9%
1,000,000	Dow Chemical Co., Sr. Unsecured Notes, 3.000%, 11/15/2022	1,022,635

	Industrial Gases-0.8%
835,000	Air Products & Chemicals, Inc., Sr. Unsecured Notes, 3.350%, 7/31/2024	878,941

	Integrated Telecommunication Services-1.9%
1,000,000	AT&T, Inc., Sr. Unsecured Notes, 3.950%, 1/15/2025	1,072,432
1,000,000	Verizon Communications, Inc., Sr. Unsecured Notes, 3M US L + 1.00%, 3/16/2022(1)	1,017,030
		2,089,462
	Internet Software & Services-1.8%
2,000,000	Ebay, Inc., Sr. Unsecured Notes, 3M US L + 0.87%, 1/30/2023(1)	2,012,871

	Investment Banking & Brokerage-0.9%
1,000,000	Goldman Sachs Group, Inc., Sr. Unsecured Notes, 3M US L + 1.60%, 11/29/2023(1)	1,036,443

	Life Sciences Tools & Services-0.5%
500,000	Agilent Technologies, Inc., Sr. Unsecured Notes, 3.200%, 10/1/2022	511,535

	Packaged Foods & Meats-0.4%
500,000	Kraft Heinz Foods Co., Sr. Unsecured Notes, 3.125%, 9/12/2021	502,811

	Pharmaceuticals-1.4%
500,000	Pfizer, Inc., Sr. Unsecured Notes, 3.400%, 5/15/2024	528,911

28	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2019	WesMark Balanced Fund

Shares/Principal Amount		Value
$1,000,000	Zoetis, Inc., Sr. Unsecured Notes, 3.250%, 2/1/2023	$1,029,496
		1,558,407
	Real Estate-0.7%
750,000	Simon Property Group LP, Sr. Unsecured Notes, 2.750%, 2/1/2023	764,937

	Regional Banks-2.3%
500,000	PNC Bank NA, Subordinated Notes, 2.950%, 1/30/2023	511,824
1,000,000	PNC Bank NA, Sr. Unsecured Notes, 3M US L + 0.50%, 7/27/2022(1)	1,004,994
1,000,000	PNC Bank NA, Sr. Unsecured Notes, 3.250%, 6/1/2025	1,049,277
		2,566,095
	Software & Services-1.1%
400,000	Autodesk, Inc., Sr. Unsecured Notes, 3.600%, 12/15/2022	413,774
750,000	Oracle Corp., Sr. Unsecured Notes, 3.400%, 7/8/2024	791,636
		1,205,410
TOTAL CORPORATE BONDS
(Cost $16,340,446)		16,703,081

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-3.2%
	Federal Home Loan Mortgage Corp.-0.5%
567,157	Series 2015-4517, Class PC, 2.500%, 5/15/2044	573,592

	Federal National Mortgage Association-1.0%
156,547	Series 2013-9, Class KB, 2.500%, 12/25/2042, REMIC	158,752
987,127	Series 2019-51, Class JD, 2.500%, 9/25/2049	956,041
		1,114,793

	Government National Mortgage Association-1.7%
1,846,667	Series 2018-126, Class DA, 3.500%, 1/20/2048	1,892,520
Shares/Principal Amount		Value

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $3,549,265)		$3,580,905

COMMERCIAL MORTGAGE-BACKED SECURITIES-1.9%
	Commercial Mortgage-Backed Securities-1.9%
1,500,000	Series 2015-UBS8, Class A4, 3.809%, 11/15/2025	1,602,676
500,000	Series 2012-C3, Class A4, 3.091%, 9/10/2022	510,043
		2,112,719
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $2,041,511)		2,112,719

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES-7.8%
	Federal Home Loan Mortgage Corp.-1.5%
203,742	Pool G18527, 3.000%, 10/1/2029	209,887
1,398,957	3.500%, 9/1/2033	1,453,508
		1,663,395
	Federal National Mortgage Association-5.2%
431,481	Pool AM3301, 2.350%, 5/1/2023	434,810
302,349	Pool MA1449, 3.000%, 5/1/2028	310,011
638,239	Pool AM6756, 3.570%, 10/1/2029	688,676
887,540	3.500%, 3/1/2039	919,244
1,527,508	4.000%, 1/1/2049	1,587,507
1,072,415	4.000%, 2/1/2049	1,114,449
750,000	2.710%, 5/1/2027	770,273
		5,824,970
	Small Business Administration Pools-1.1%
692,127	PRIME - 2.50%, 1/25/2042(1)	693,917
601,086	PRIME - 2.60%, 7/25/2042(1)	600,796
		1,294,713
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES
(Cost $8,629,020)		8,783,078

U.S. GOVERNMENT AGENCY SECURITIES-1.9%
	Federal Farm Credit Banks Funding Corp.-0.4%
500,000	3.000%, 8/12/2032	493,319

Annual Report | December 31, 2019	29

Portfolio of Investments

WesMark Balanced Fund	December 31, 2019

Shares/Principal Amount		Value
	Federal Home Loan Banks-1.5%
$166,667	3.050%, 7/27/2028	$165,165
1,000,000	3.570%, 5/8/2034	1,002,860
450,000	5.250%, 6/10/2022	489,059
		1,657,084
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $2,127,959)		2,150,403

TAXABLE MUNICIPAL BONDS-3.2%
	Alaska-0.4%
500,000	City of Anchorage, Build America General Obligation Unlimited Bonds, 5.368%, 4/1/2026	504,620

	Colorado-0.1%
55,000	Colorado State Housing and Finance Authority Revenue Bonds, Series A-1, 3.900%, 10/1/2032	57,638

	Illinois-0.2%
200,000	City of Lake Forest, Build America General Obligation Unlimited Bonds, Series C, 4.750%, 12/15/2022	200,284

	Michigan-0.2%
270,000	Belding Area Schools, General Obligation Unlimited Bonds, 6.700%, 5/1/2027	274,466

	Ohio-0.9%
1,000,000	Columbus-Franklin County Finance Authority, 4.490%, 11/15/2032	1,063,570

	Pennsylvania-0.9%
500,000	Albert Gallatin Area School District, Build America General Obligation Unlimited Bonds, 6.080%, 9/1/2025	514,590
450,000	Commonwealth Financing Authority, 4.014%, 6/1/2033	497,025
		1,011,615
Shares/Principal Amount		Value
	Virginia-0.5%
$500,000	Virginia Public Building Authority, Build America Revenue Bonds, 5.500%, 8/1/2027	$508,800

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $3,550,919)		3,620,993

NON-TAXABLE MUNICIPAL BONDS-0.4%
	Utah-0.4%
450,000	Utah Transit Authority, 3.393%, 12/15/2036	453,352

TOTAL NON-TAXABLE MUNICIPAL BONDS
(Cost $457,930)		453,352

SHORT TERM INVESTMENTS-2.3%
	Mutual Funds-2.3%
2,589,275	Federated Government Obligations Fund 7-Day Yield 1.534% (at net asset value)	2,589,275

TOTAL SHORT TERM INVESTMENTS
(Cost $2,589,275)		2,589,275

TOTAL INVESTMENTS-100.4%
(Cost $86,747,854)		112,625,622
OTHER ASSETS AND LIABILITIES-NET(2)-(0.4)%		(454,916)
NET ASSETS-100.0%		$112,170,706

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of December 31, 2019 was 1.91% PRIME - US Prime Rate as of December 31, 2019 was 4.75%

30	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2019	WesMark Balanced Fund

(1)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of December 31, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date.

(2)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets at December 31, 2019.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2019	31

Portfolio of Investments Summary Table

WesMark Government Bond Fund	December 31, 2019 (Unaudited)

At December 31, 2019, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	53.7%
U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES	21.9%
TAXABLE MUNICIPAL BONDS	17.4%
NON-TAXABLE MUNICIPAL BONDS	2.6%
U.S. GOVERNMENT AGENCY SECURITIES	0.4%
FIXED INCOME PORTFOLIO SUB-TOTAL	96.0%
SHORT TERM INVESTMENTS(2)	3.6%
OTHER ASSETS AND LIABILITIES - NET(3)	0.4%
TOTAL NET ASSETS	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2)	Short Term Investments include investment in a money market mutual fund.

(3)	Assets, other than investments in securities, less liabilities.

32	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2019	WesMark Government Bond Fund

Shares/Principal Amount		Value
U.S. GOVERNMENT AGENCY - COLLATERALIZED
MORTGAGE OBLIGATIONS-53.7%
	Agency Collat CMO-6.7%
$2,384,798	Series 2012-273, Class 40, 4.000%, 8/15/2042	$2,525,771
6,361,055	Series 2014-330, Class F4, 1M US L + 0.35%, 10/15/2037(1)	6,303,341
4,067,304	Series 2019-4894, Class DA, 3.500%, 9/15/2043	4,156,427
414,831	Series 2003-55, Class 1A3A, 1M US L + 0.40%, 3/25/2043(1)	412,724
934,148	Series 2004-W14, Class 1AF, 1M US L + 0.40%, 7/25/2044(1)	924,955
1,378,044	Series 2010-59, Class FL, 1M US L + 0.50%, 5/20/2040(1)	1,380,156
		15,703,374

	Agency Collat PAC CMO-4.9%
4,289,473	Series 2014-25, Class PA, 2.250%, 1/20/2044	4,279,101
2,000,000	Series 2019-153, Class MP, 3.000%, 6/20/2049	2,038,750
4,927,452	Series 2019-99, Class GA, 3.500%, 7/20/2049	5,045,043
		11,362,894

	Federal Home Loan Mortgage Corp.-12.7%
1,260,774	Series 2012-276, Class 25, 2.500%, 9/15/2042	1,262,028
374,498	Series 2011-3919, Class CE, 2.750%, 10/15/2040, REMIC	381,117
1,681,784	Series 2012-3984, Class PA, 2.000%, 12/15/2039, REMIC	1,685,090
1,703,808	Series 2012-4099, Class BD, 2.000%, 6/15/2039, REMIC	1,708,521
711,848	Series 2013-4249, Class KD, 3.000%, 11/15/2042, REMIC	718,256
384,214	Series 2013-4287, Class AB, 2.000%, 12/15/2026, REMIC	382,796
410,522	Series 2014-4368, Class BE, 2.500%, 5/15/2031, REMIC	413,203
973,593	Series 2015-4472, Class MA, 3.000%, 5/15/2045, REMIC	989,487
1,476,553	Series 2015-4531, Class PD, 2.500%, 5/15/2043, REMIC	1,478,443
3,127,463	Series 2015-4537, Class AB, 3.000%, 1/15/2043, REMIC	3,173,640
Shares/Principal Amount		Value
$1,251,326	Series 2016-4546, Class TE, 2.000%, 12/15/2045, REMIC	$1,257,705
3,691,836	Series 2016-4629, Class QG, 2.500%, 11/15/2046, REMIC	3,687,721
2,900,116	Series 2016-4631, Class AE, 3.500%, 5/15/2044, REMIC	3,018,323
1,119,333	Series 2017-4655, Class LA, 3.500%, 3/15/2042, REMIC	1,149,339
2,800,426	Series 2017-4657, Class TA, 3.500%, 11/15/2041, REMIC	2,878,257
2,405,173	Series 2017-4661, Class AC, 4.000%, 4/15/2043, REMIC	2,508,799
2,680,378	Series 2017-4680, Class TA, 4.000%, 7/15/2044, REMIC	2,769,088
		29,461,813

	Federal National Mortgage Association-22.8%
569,771	Series 2003-39, Class JC, 4.000%, 5/25/2033, REMIC	606,233
879,265	Series 2003-44, Class Q, 3.500%, 6/25/2033, REMIC	907,819
1,597,891	Series 2003-W18, Class 2A, 4.351%, 6/25/2043, REMIC (1)	1,684,476
1,722,292	Series 2010-102, Class PE, 2.000%, 9/25/2040, REMIC	1,714,498
1,351,373	Series 2010-99, Class CP, 2.750%, 8/25/2040, REMIC	1,380,085
400,568	Series 2011-121, Class PD, 2.000%, 12/25/2040, REMIC	399,082
1,693,990	Series 2012-103, Class NG, 1.750%, 11/25/2041, REMIC	1,666,143
3,395,419	Series 2012-103, Class VC, 3.500%, 9/25/2029, REMIC	3,507,677
3,556,896	Series 2012-134, Class AE, 1.750%, 7/25/2040, REMIC	3,558,071
1,351,713	Series 2012-17, Class EA, 2.000%, 3/25/2041, REMIC	1,344,348
469,532	Series 2012-58, Class PA, 2.000%, 4/25/2042, REMIC	461,934
999,065	Series 2012-69, Class PH, 2.750%, 1/25/2042, REMIC	1,018,577
1,575,582	Series 2013-10, Class NE, 2.000%, 1/25/2042, REMIC	1,568,389
1,826,601	Series 2013-102, Class DG, 3.000%, 5/25/2032, REMIC	1,860,483
1,898,750	Series 2013-20, Class YA, 2.000%, 3/25/2042, REMIC	1,886,296

Annual Report | December 31, 2019	33

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2019

Shares/Principal Amount		Value
$1,298,093	Series 2013-23, Class CB, 2.000%, 3/25/2033, REMIC	$1,288,630
587,514	Series 2014-4, Class KA, 3.000%, 1/25/2044, REMIC	601,393
384,293	Series 2015-35, Class BH, 1.500%, 6/25/2045, REMIC	376,560
2,666,120	Series 2016-16, Class PD, 3.000%, 12/25/2044, REMIC	2,711,682
3,596,203	Series 2016-90, Class DA, 3.000%, 8/25/2046, REMIC	3,665,361
2,676,796	Series 2016-95, Class L, 2.500%, 6/25/2046, REMIC	2,663,915
1,989,596	Series 2017-1, Class JP, 3.500%, 4/25/2045, REMIC	2,048,274
1,911,838	Series 2017-31, Class GA, 3.000%, 3/25/2044, REMIC	1,954,456
4,068,922	Series 2017-89, Class PL, 3.000%, 6/25/2043, REMIC	4,148,251
3,878,268	Series 2018-3, Class LD, 3.000%, 8/25/2046, REMIC	3,986,530
5,779,638	Series 2019-74, Class LB, 3.000%, 10/25/2049	5,876,906
		52,886,069

	Government National Mortgage Association-5.9%
3,370,599	Series 2005-26, Class ZA, 5.500%, 1/20/2035	3,717,619
351,871	Series 2011-11, Class PC, 2.000%, 4/20/2040	350,891
500,723	Series 2012-50, Class ED, 2.250%, 8/20/2040	497,870
1,414,987	Series 2013-38, Class KA, 1.250%, 2/20/2042	1,371,895
970,832	Series 2016-43, Class UC, 3.500%, 3/20/2046	977,452
2,150,573	Series 2016-55, Class JA, 3.500%, 4/20/2046	2,223,858
4,574,520	Series 2016-77, Class MB, 2.000%, 9/20/2045	4,532,254
		13,671,839

	Other ABS-0.7%
1,580,551	Series 2015-20D, Class 1, 2.510%, 4/1/2035	1,589,916
Shares/Principal Amount		Value
TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $124,135,936)		$124,675,905

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES-21.9%
	Federal Home Loan Mortgage Corp.-1.3%
619,667	Pool C91361, 4.000%, 3/1/2031	660,382
751,695	Pool T65458, 3.500%, 2/1/2048	766,883
1,593,102	Pool 2B7395, 12M US L + 1.63%, 3/1/2049(1)	1,635,713
		3,062,978
	Federal National Mortgage Association-5.9%
2,343,104	Pool MA0641, 4.000%, 2/1/2031	2,495,846
1,009,089	Pool MA0695, 4.000%, 4/1/2031	1,074,937
634,700	Pool MA0756, 4.000%, 6/1/2031	676,053
1,710,933	Pool MA0818, 4.000%, 8/1/2031	1,822,584
2,072,286	Pool MA1459, 3.000%, 6/1/2033	2,134,393
2,451,307	Pool AL5169, 4.000%, 4/1/2034	2,589,134
1,848,209	Pool 995026, 6.000%, 9/1/2036	2,120,449
567,186	Pool AL6620, 4.500%, 8/1/2042	628,123
		13,541,519
	FNMA Collateral-8.0%
1,059,937	Pool MA0988, 4.000%, 2/1/2042	1,099,068
1,073,138	Pool MA1966, 4.500%, 6/1/2044	1,163,055
4,563,792	Pool BM3178, 12M US L + 1.604%, 12/1/2047(1)	4,636,449
1,487,228	Pool BK0870, 12M US L + 1.62%, 6/1/2048(1)	1,531,493
1,076,151	Pool BH0724, 12M US L + 1.635%, 1/1/2049(1)	1,116,318
5,000,000	Pool BO9776, 1Y US TI + 2.042%, 3/1/2049(1)	5,197,065
3,713,196	Pool CA3453, 12M US L + 1.617%, 4/1/2049(1)	3,806,781
		18,550,229
	GNMA2 Collateral-2.3%
1,391,641	Pool 4922, 4.000%, 1/20/2041	1,476,889
3,566,060	Pool MA5766, 5.500%, 2/20/2049	3,792,032
		5,268,921
	Government National Mortgage Association-3.6%
2,197,134	Pool A09704, 3.000%, 10/20/2036	2,254,104
2,715,412	Pool A09713, 3.000%, 4/20/2037	2,785,770
2,507,326	Pool AY5131, 3.000%, 6/20/2037	2,572,368

34	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2019	WesMark Government Bond Fund

Shares/Principal Amount		Value
$377,347	Pool G24828, 4.500%, 10/20/2040	$398,089
356,114	Pool 589693, 4.500%, 7/15/2029	381,540
		8,391,871
	UMBS Collateral-0.8%
1,762,554	Pool AE5463, 4.000%, 10/1/2040	1,890,547

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES
(Cost $50,360,850)		50,706,065

U.S. GOVERNMENT AGENCY SECURITIES-0.4%
	Federal Home Loan Banks-0.4%
1,000,000	3.800%, 5/13/2039	1,000,161

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $1,000,000)		1,000,161

TAXABLE MUNICIPAL BONDS-17.4%
	California-2.8%
1,900,000	California Educational Facilities Authority, 3.686%, 4/1/2037	1,980,332
1,630,000	City of Fairfield CA, 4.358%, 6/1/2034	1,768,452
500,000	Pasadena Public Financing Authority, Build America Revenue Bonds, Series B, 6.998%, 3/1/2034	718,935
1,000,000	Santa Clara Valley, California, Transportation Authority Sales Tax Revenue, Build America Bonds, 5.876%, 4/1/2032	1,223,820
725,000	West Contra Costa, California, Unified School District Bonds, 4.194%, 8/1/2033	791,722
		6,483,261
	Florida-0.4%
1,000,000	Broward County FL Water & Sewer Utility Revenue, 3.338%, 10/1/2037	1,012,880

	Georgia-0.4%
705,000	Atlanta, Georgia, Independent School System Qualified School Construction Bonds, 5.657%, 3/1/2027	850,012
Shares/Principal Amount		Value
	Hawaii-0.4%
$1,000,000	University of Hawaii, 3.850%, 10/1/2038	$1,038,900

	Idaho-0.4%
1,000,000	Idaho State Building Authority Building Revenue State Office Campus Project Revenue Bonds, Series B, 3.580%, 9/1/2032	1,046,960

	Illinois-0.2%
495,000	City of Colona IL, 2.800%, 12/1/2035	466,384

	Kansas-0.4%
450,000	City of Olathe, Water & Sewer System, Build America Revenue Bonds, Series A, 5.300%, 7/1/2026	455,796
380,000	Johnson County Unified School District No. 232 De Soto, Build America General Obligation Bonds, 5.500%, 9/1/2023	381,797
		837,593
	Louisiana-0.6%
	City of New Orleans, Louisiana, Public Improvement Bonds:
515,000	Series A, 5.350%, 12/1/2027	572,515
300,000	Series A, 5.700%, 12/1/2030	336,762
500,000	Series A, 5.750%, 12/1/2033	560,825
		1,470,102
	Maryland-0.2%
465,000	Baltimore, Maryland, General Obligation Unlimited Bonds, Series C, 3.509%, 10/15/2034	487,036

	Massachusetts-0.4%
850,000	Massachusetts Housing Finance Agency, 3.800%, 6/1/2035	886,601

	Michigan-0.3%
605,000	City of Madison Heights, Michigan, General Obligation Bonds, 3.610%, 1/1/2031	625,449

Annual Report | December 31, 2019	35

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2019

Shares/Principal Amount		Value
	Minnesota-0.2%
$250,000	Minnesota Housing Finance Agency, 2.905%, 7/1/2034	$247,758
200,000	St Paul Independent School District No 625, 3.114%, 2/1/2034	205,148
		452,906
	Mississippi-0.0%(2)
85,000	Mississippi Development Bank, Revenue Bonds, Series B, 5.150%, 6/1/2023	87,797

	New York-1.6%
700,000	City of New York NY, 5.985%, 12/1/2036	909,783
500,000	New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, 4.000%, 8/1/2033	541,475
1,000,000	New York City, New York, Housing Development Corp. Revenue Bonds, Series D, 4.253%, 11/1/2035	1,089,070
500,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A-5, 3.580%, 8/1/2032	524,355
470,000	New York State Dormitory Authority State Personal Income Tax Revenue Build America Bonds, 5.500%, 3/15/2030	552,687
		3,617,370
	North Dakota-0.1%
250,000	North Dakota Housing Finance Agency, 3.700%, 7/1/2033	261,153

	Ohio-2.1%
1,000,000	Coshocton Ohio City School District General Obligation Unlimited Bonds, 5.087%, 12/1/2026	1,021,340
500,000	County of Cuyahoga, Variable Purpose, Build America General Obligation Bonds, 5.392%, 12/1/2025	578,140
500,000	Hilliard School District, General Obligation Bonds, 5.550%, 12/1/2025	583,345
Shares/Principal Amount		Value
$1,000,000	Northwest Local School District (Stark Summit & Wayne Counties), General Obligation Bonds, 5.050%, 12/1/2025	$1,128,240
500,000	Ohio State Water Development Authority, Build America Revenue Bonds, 4.817%, 12/1/2030	585,715
875,000	University of Akron, Ohio Revenue Bonds, Series B, 4.299%, 1/1/2033	910,709
		4,807,489
	Oregon-1.0%
500,000	Troutdale, Oregon General Obligation Limited Bonds, 3.350%, 6/1/2026	500,235
	Washington County, Clean Water Services Sewer, Build America Revenue Bonds:
750,000	5.228%, 10/1/2025	862,005
700,000	5.701%, 10/1/2030	853,055
		2,215,295
	Pennsylvania-2.3%
1,150,000	Commonwealth Financing Authority, Revenue Bonds, Series A, 3.743%, 6/1/2029	1,238,021
	County of Clinton, Pennsylvania, General Obligation Unlimited Bonds:
370,000	3.780%, 12/1/2029	393,280
285,000	3.880%, 12/1/2030	303,554
1,000,000	Peters Township, Pennsylvania, School District Washington County General Obligation Limited Bonds, 3.310%, 9/1/2026	1,017,040
2,000,000	State Public School Building Authority, Pennsylvania Qualified School Construction Revenue Bonds, Series C, 5.088%, 9/15/2029	2,373,520
		5,325,415
	South Carolina-0.2%
415,000	Greer Trust, South Carolina, Important Projects Revenue Bonds, Series A, 3.722%, 12/1/2031	434,849

36	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2019	WesMark Government Bond Fund

Shares/Principal Amount		Value
	Texas-1.4%
$500,000	City of Austin, Electric Utility System, Build America Revenue Bonds, 5.086%, 11/15/2025	$556,365
500,000	City of El Paso, Texas, General Obligation Bonds,, 4.944%, 8/15/2033	551,550
500,000	Corpus Christi, Texas, Taxable Certificates Obligation Bonds, Series B, 4.950%, 3/1/2038	570,385
1,015,000	Stephen F Austin State University, 4.192%, 10/15/2035	1,088,476
500,000	Texas A&M University, 4.077%, 5/15/2039	538,520
		3,305,296
	Utah-1.0%
1,870,000	Utah Municipal Power Agency, 3.806%, 7/1/2036	1,950,055
250,000	Utah Municipal Power Agency, Revenue Bonds, Series A, 3.237%, 7/1/2028	260,187
		2,210,242
	Virginia-0.6%
1,395,000	Virginia Housing Development Authority, 3.050%, 8/1/2038	1,355,814

	West Virginia-0.2%
	Charles Town, West Virginia, Waterworks & Sewage System Revenue Bonds:
200,000	Series D, 4.500%, 6/1/2023	200,066
345,000	Series D, 5.000%, 6/1/2028	344,972
		545,038
	Wisconsin-0.2%
430,000	Stanley, Wisconsin, Water & Sewer System Revenue Bonds, Series A, 3.570%, 5/1/2031	449,002

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $38,843,880)		40,272,844

NON-TAXABLE MUNICIPAL BONDS-2.6%
	Alabama-0.3%
750,000	City of Brewton AL, 3.180%, 12/1/2034	736,770
Shares/Principal Amount		Value
	Arkansas-0.2%
$500,000	University of Arkansas, 3.382%, 9/1/2037	$504,970

	Colorado-0.5%
250,000	Colorado Housing & Finance Authority, 3.210%, 5/1/2033	251,810
1,000,000	Denver City & County Housing Authority, 2.936%, 12/1/2034	987,750
		1,239,560
	Florida-0.4%
860,000	County of Palm Beach FL, 3.000%, 11/1/2035	853,670

	Maryland-0.4%
1,000,000	Maryland Community Development Administration, 2.931%, 9/1/2034	975,460

	Ohio-0.5%
	1,000,000 City of Columbus OH, 4.070%, 4/1/2033	1,102,470

	Pennsylvania-0.1%
250,000	Upper Allegheny Joint Sanitary Authority, 3.350%, 9/1/2034	249,393

	Wisconsin-0.2%
305,000	City of Wauwatosa WI, 4.200%, 11/1/2034	329,647

TOTAL NON-TAXABLE MUNICIPAL BONDS
(Cost $5,906,593)		5,991,940

SHORT TERM INVESTMENTS-3.6%
	Mutual Funds-3.6%
8,318,472	Federated Government Obligations Fund 7-Day Yield 1.534% (at net asset value)	8,318,472

TOTAL SHORT TERM INVESTMENTS
(Cost $8,318,472)		8,318,472

Annual Report | December 31, 2019	37

Portfolio of Investments

WesMark Government Bond Fund	December 31, 2019

Shares/Principal Amount	Value
TOTAL INVESTMENTS-99.6%
(Cost $228,565,731)	$230,965,387
OTHER ASSETS AND LIABILITIES-NET(3)-0.4%	993,357
NET ASSETS-100.0%	$231,958,744

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of December 31, 2019 was 1.76%

12M US L - 12 Month LIBOR as of December 31, 2019 was 2.00%

1Y US TI - 1 Year US Treasury Bill as of December 31, 2019 was 1.59%

(1)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of December 31, 2019 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(2)	Amount represents less than 0.05% of net assets.

(3)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets at December 31, 2019.

See Notes to Financial Statements which are an integral part of the Financial Statements.

38	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2019 (Unaudited)	WesMark West Virginia Municipal Bond Fund

At December 31, 2019, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
NON-TAXABLE MUNICIPAL BONDS	99.0%
SHORT TERM INVESTMENTS(2)	0.5%
OTHER ASSETS AND LIABILITIES - NET(3)	0.5%
TOTAL NET ASSETS	100.0%

Years to Maturity of Municipal Bonds	Percentage of Total Net Assets
Less than 1 Year	1.3%
1-3 Years	7.4%
3-5 Years	10.9%
5-10 Years	48.4%
10 Years or Greater	31.0%
Short Term Investments(2)	0.5%
Other Assets and Liabilities - Net (3)	0.5%
TOTAL	100.0%

S&P Ratings of Municipal Bonds as Percentage of Total Net Assets (4)
AAA	11.2%
AA	36.2%
A	19.6%
Not rated by S&P	32.0%
Short Term Investments(2)	0.5%
Other Assets and Liabilities - Net (3)	0.5%
TOTAL PORTFOLIO VALUE	100.0%

Moody’s Ratings of Municipal Bonds as Percentage of Total Net Assets (4)
Aaa	3.9%
Aa	21.6%
A	31.6%
B	0.6%
Not rated by Moody’s	41.3%
Short Term Investments(2)	0.5%
Other Assets and Liabilities - Net (3)	0.5%
TOTAL PORTFOLIO VALUE	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

(2)	Short Term Investments include investment in a money market mutual fund.

(3)	Assets, other than investments in securities, less liabilities.

(4)	These tables depict the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s (S&P) and Moody’s Investors Service (Moody’s), each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the “Not rated by…” category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund’s Statement of Additional Information. Holdings that are rated only by a different NRSRO than the one identified have been included in the “Not rated by…” category.

Annual Report | December 31, 2019	39

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2019

Shares/Principal Amount		Value
NON-TAXABLE MUNICIPAL BONDS-99.0%
	Arizona-0.4%
$500,000	City of Phoenix, Arizona, Civic Improvement Corp., Water System Revenue Bonds, 5.000%, 7/1/2025	$528,590

	Ohio-1.1%
1,100,000	Westerville, Ohio, General Obligation Limited Bonds, 5.000%, 12/1/2028	1,277,793

	Pennsylvania-1.4%
1,425,000	Borough of Plum PA, 4.000%, 12/1/2034	1,644,977

	West Virginia-96.1%
1,500,000	Berkeley County Public Service Sewer District, 4.500%, 10/1/2032	1,635,735
	Berkeley County, West Virginia, Board of Education General Obligation Unlimited Bonds:
1,170,000	3.375%, 5/1/2022	1,178,436
400,000	4.000%, 5/1/2024	403,556
300,000	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (County Facility Project), 3.000%, 12/1/2029	305,502
	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (Judicial Center Project):
200,000	Series B, 2.400%, 12/1/2022	206,138
100,000	Series B, 2.600%, 12/1/2023	103,361
100,000	Series B, 2.800%, 12/1/2024	103,625
	Berkeley County, West Virginia, Public Service District Revenue Bonds:
370,000	Series C, 3.000%, 12/1/2029	391,238
450,000	Series C, 3.400%, 12/1/2034	474,323
345,000	Series D, 3.000%, 12/1/2024	368,194
585,000	Series D, 3.000%, 12/1/2025	628,325
380,000	Berkeley County, West Virginia, Public Service District Water Revenue Bonds, Series A, 4.500%, 12/1/2033	416,932
Shares/Principal Amount		Value
	Berkeley County, West Virginia, Public Service Sewer District Revenue Bonds:
$275,000	5.000%, 6/1/2027	$330,797
950,000	5.000%, 6/1/2028	1,138,404
655,000	5.000%, 6/1/2029	781,788
620,000	Series A, 5.300%, 3/1/2029	622,077
285,000	Series C, 3.500%, 10/1/2025	285,388
	Brooke County, West Virginia, Board of Education General Obligation Unlimited Bonds:
1,065,000	4.000%, 6/1/2025	1,210,064
1,100,000	3.000%, 6/1/2026	1,184,689
965,000	3.000%, 6/1/2027	1,032,096
100,000	3.000%, 6/1/2030	105,296
	Calhoun County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools):
195,000	3.600%, 6/1/2024	201,445
205,000	3.750%, 6/1/2025	212,060
215,000	3.850%, 6/1/2026	222,447
265,000	City of Buckhannon, West Virginia, Commercial Development Revenue Bonds, Series A, 3.700%, 12/1/2028	265,135
595,000	City of Buckhannon, West Virginia, Waterworks Revenue Bonds, Series A, 4.000%, 3/1/2029	612,731
	City of Charles Town, West Virginia, Waterworks & Sewage System Revenue Bonds:
185,000	Series A, 3.000%, 3/1/2025	198,026
190,000	Series A, 3.000%, 3/1/2026	204,560
620,000	Series A, 4.000%, 3/1/2029	692,205
405,000	Series A, 3.500%, 12/1/2030	417,405
260,000	Series B, 3.000%, 10/1/2028	266,401
310,000	Series B, 4.000%, 6/1/2031	345,297
135,000	Series E, 3.000%, 6/1/2023	135,390
135,000	Series E, 3.300%, 6/1/2025	135,508
125,000	Series E, 3.400%, 6/1/2026	125,457
	City of Charleston, West Virginia, Sewage System Revenue Bonds:
310,000	4.000%, 7/1/2031	346,062
275,000	4.000%, 7/1/2032	306,243

40	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2019	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
	City of Clarksburg, West Virginia, Water Revenue Bonds:
$170,000	Series E, 3.000%, 6/1/2020	$170,557
180,000	Series E, 3.000%, 6/1/2022	181,759
	City of Fairmont, West Virginia Water Revenue Bonds:
500,000	4.000%, 7/1/2024	501,210
605,000	3.000%, 7/1/2025	605,617
575,000	3.100%, 7/1/2026	575,581
1,000,000	3.150%, 7/1/2027	1,000,910
	City of Huntington, West Virginia, Sewerage System Revenue Bonds:
300,000	3.000%, 11/1/2026	316,971
300,000	3.000%, 11/1/2028	313,896
60,000	City of Kingwood, West Virginia, Sewer System Revenue Bonds, 4.000%, 10/1/2020	60,082
	City of Martinsburg, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
250,000	Series A, 3.000%, 9/1/2023	250,365
490,000	Series A, 3.500%, 9/1/2027	490,887
	City of Saint Albans, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
220,000	Series A, 4.250%, 6/1/2026	232,912
600,000	Series B, 4.000%, 12/1/2027	622,902
	City of Wheeling, West Virginia, Waterworks & Sewerage System Revenue Bonds:
500,000	4.000%, 6/1/2026	536,700
535,000	Series A, 3.000%, 6/1/2029	556,678
555,000	Series A, 3.000%, 6/1/2030	575,191
	Claywood Park Public Service District, West Virginia, Water Revenue Bonds:
110,000	Series C, 3.200%, 11/1/2029	112,207
225,000	Series C, 3.400%, 11/1/2031	229,878
380,000	Corporation of Shepherdstown, West Virginia, Water Revenue Bonds, 3.300%, 3/1/2032	388,417
	Fairmont State University, West Virginia, Revenue Bonds:
765,000	Series A, 5.000%, 6/1/2024	879,926
Shares/Principal Amount		Value
$1,400,000	Series B, 3.000%, 6/1/2024	$1,427,230
1,000,000	Series B, 3.100%, 6/1/2025	1,020,290
1,510,000	Fayette County, West Virginia Board of Education Pass Through Certificates Revenue Bonds, 3.250%, 10/1/2033(1)	1,510,710
	Hampshire County, West Virginia, Building Commission Revenue Bonds:
355,000	Series A, 3.000%, 1/1/2029	351,130
380,000	Series A, 3.000%, 1/1/2031	370,587
1,660,000	Series A, 4.250%, 1/1/2035	1,741,191
2,265,000	Hancock, WV, 5/1/2036	2,265,000
	Monongalia County, West Virginia, Building Commission Lease Revenue Bonds (Monongalia County Building):
300,000	Series A, 4.000%, 2/1/2022	308,403
250,000	Series A, 4.000%, 2/1/2023	257,187
450,000	Series A, 3.000%, 2/1/2025	458,163
750,000	Series A, 3.125%, 2/1/2026	763,793
1,430,000	Morgantown, West Virginia, Combined Utility System Revenue Bonds, Series A, 3.500%, 12/1/2035	1,527,412
200,000	Morgantown, West Virginia, Combined Utility System Revenue Bonds, Series A, 3.750%, 10/1/2032	210,416
	Morgantown, West Virginia, Utility Board Revenue Bonds:
1,000,000	Series A, 3.000%, 12/1/2028	1,073,970
1,000,000	Series A, 4.000%, 12/1/2029	1,130,110
1,210,000	Series A, 4.000%, 12/1/2030	1,358,782
1,000,000	Series A, 4.000%, 12/1/2031	1,118,740
	Ohio County Board of Education:
3,000,000	3.000%, 6/1/2033	3,180,990
635,000	3.000%, 6/1/2034	673,195
1,785,000	Parkersburg, West Virginia, Waterworks & Sewer System Revenue Bonds, Series A, 3.000%, 8/1/2025	1,831,124
600,000	Pleasants County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 4.000%, 5/1/2026	620,868

Annual Report | December 31, 2019	41

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2019

Shares/Principal Amount		Value
$3,470,000	Preston County Board of Education General Obligation Unlimited Bonds, 4.000%, 5/1/2026	$3,596,759
265,000	Putnam County, West Virginia, Public Service District Revenue Bonds, Series A, 3.500%, 4/1/2027	271,559
1,180,000	Salem, West Virginia Sewer Revenue Bonds, Series A, 4.000%, 12/1/2032	1,251,532
500,000	State of West Virginia, 5.000%, 6/1/2033	625,965
	Wayne County, West Virginia, Board of Education General Obligation Unlimited Bonds:
660,000	3.000%, 6/1/2022	689,080
1,220,000	3.000%, 6/1/2023	1,293,871
795,000	3.000%, 6/1/2026	844,918
	West Virginia Building Commission Lease Revenue Bonds (West Virginia Regional Jail):
2,055,000	Series A, 5.375%, 7/1/2021	2,159,106
1,710,000	Series C, 5.375%, 7/1/2021	1,796,629
500,000	West Virginia Commissioner Of Highways Special Obligation Surface Transportation Improvements Bonds, Series A, 5.000%, 9/1/2029	620,540
670,000	West Virginia Economic Development Authority Lease Revenue Bonds (Clarksburg Office Building), 3.500%, 6/1/2030	711,265
1,750,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile & Public), 4.000%, 6/1/2024	1,814,592
500,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile), 5.000%, 6/1/2022	526,205
	West Virginia Economic Development Authority Lease Revenue Bonds (Department of Environmental Protection):
1,280,000	Series B, 3.375%, 11/1/2025	1,345,331
755,000	Series B, 3.500%, 11/1/2026	794,668
Shares/Principal Amount		Value
	West Virginia Economic Development Authority Lease Revenue Bonds (State Energy Savings Project):
$920,000	4.500%, 6/1/2020	$922,365
860,000	4.750%, 6/1/2022	862,270
1,650,000	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building & Parking Lot), Series A, 4.750%, 8/1/2029	1,654,488
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building):
1,525,000	Series A, 5.000%, 6/1/2025	1,655,387
315,000	Series A, 3.375%, 6/1/2029	333,774
365,000	Series B, 3.375%, 10/1/2023	377,614
390,000	Series B, 3.500%, 10/1/2024	403,935
415,000	Series B, 3.625%, 10/1/2025	430,206
435,000	Series B, 3.750%, 10/1/2026	451,430
545,000	Series C, 3.000%, 6/1/2023	574,441
310,000	Series C, 3.500%, 6/1/2030	329,093
515,000	Series D, 5.000%, 6/1/2025	610,435
600,000	Series D, 3.250%, 6/1/2028	634,182
330,000	Series D, 3.375%, 6/1/2029	349,668
355,000	Series D, 3.500%, 6/1/2030	376,864
	West Virginia Economic Development Authority Lottery Revenue Bonds:
305,000	Series A, 5.000%, 6/15/2028	310,377
1,000,000	Series A, 5.000%, 7/1/2032	1,219,620
1,500,000	West Virginia Higher Education Governing Board University Revenue Bonds (Marshall University), 5.000%, 5/1/2023	1,518,015
	West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities):
1,730,000	5.000%, 7/1/2034	2,089,719
10,000	Series A, 4.000%, 4/1/2020	10,073
485,000	Series A, 5.000%, 4/1/2026	489,705
360,000	Series B, 3.200%, 4/1/2024	373,730
375,000	Series B, 3.375%, 4/1/2025	390,889
385,000	Series B, 3.500%, 4/1/2026	401,828
400,000	Series B, 3.600%, 4/1/2027	417,288
1,000,000	West Virginia Hospital Finance Authority Revenue Bonds (ARCs Improvement), Series D, 4.000%, 6/1/2029	1,114,650

42	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2019	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
$585,000	West Virginia Hospital Finance Authority Revenue Bonds (West Virginia University Health System), Series A, 3.375%, 6/1/2029	$635,082
	West Virginia Housing Development Fund:
1,500,000	3.700%, 11/1/2032	1,615,305
500,000	3.375%, 11/1/2034	532,375
25,000	West Virginia Housing Development Fund Revenue Bonds, Series A, 3.800%, 11/1/2024	25,117
	West Virginia School Building Authority Excess Lottery Revenue Bonds:
500,000	Series A, 3.000%, 7/1/2025	520,875
700,000	Series A, 3.125%, 7/1/2026	730,401
370,000	Series B, 4.000%, 7/1/2023	375,154
	West Virginia School Building Authority Lottery Revenue Capital Improvement Bonds:
500,000	Series A, 5.000%, 7/1/2024	582,370
515,000	Series A, 5.000%, 7/1/2026	580,539
535,000	Series A, 5.000%, 7/1/2027	601,907
300,000	West Virginia State Bonds, Series A, 3.250%, 6/1/2033	320,166
500,000	West Virginia State Economic Development Authority Lottery Revenue Bonds, 3.000%, 6/15/2031	529,310
500,000	West Virginia State Hospital Finance Authority Refunding West Virginia United Health System, Series A, 4.000%, 6/1/2034	549,580
605,000	West Virginia State Housing Development Bonds, Series B, 3.800%, 11/1/2035	632,745
500,000	West Virginia State Housing Development Fund Revenue Bonds, Series A, Series A, 3.450%, 11/1/2033	534,160
	West Virginia State University Revenue Bonds:
335,000	Series A, 3.000%, 10/1/2020	329,885
340,000	Series A, 2.550%, 10/1/2021	325,363

Shares/Principal Amount		Value
$1,150,000	West Virginia State University Revenues Revenue Bonds, Series A, 5.250%, 4/1/2028	$1,355,240
1,000,000	West Virginia University, 4.000%, 10/1/2037	1,139,550
	West Virginia University Revenue Bonds (West Virginia University Project):
500,000	Series A, 5.000%, 10/1/2027	549,970
345,000	Series B, 5.000%, 10/1/2025	367,611
750,000	Series B, 4.125%, 10/1/2031	780,645
500,000	West Virginia Water Development Authority Infrastructure Revenue Bonds, Series A, 5.000%, 10/1/2032	601,180
2,605,000	West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program), Series A, 5.000%, 10/1/2029	3,164,528
435,000	West Virginia Water Development Authority Revenue Bonds (Chesapeake Bay/Greenbrier River Project), Series A, 5.000%, 7/1/2022	476,047
250,000	West Virginia Water Development Authority Revenue Bonds (Loan Program I), Series B-I, 4.000%, 11/1/2024	269,765
1,395,000	West Virginia Water Development Authority Revenue Bonds (Loan Program), Series B-I, 4.000%, 11/1/2025	1,502,303
	West Virginia Water Development Authority Revenue Bonds (Loan Program II):
605,000	Series A-II, 3.000%, 11/1/2024	638,632
600,000	Series A-II, 3.250%, 11/1/2025	636,756
550,000	Series A-II, 5.000%, 11/1/2025	659,967
650,000	Series A-II, 5.000%, 11/1/2026	797,485
800,000	Series A-II, 3.000%, 11/1/2027	863,056
300,000	Series A-II, 3.125%, 11/1/2028	322,653
725,000	Series B-II, 4.000%, 11/1/2025	780,767
250,000	West Virginia Water Development Authority Revenue Bonds (Loan Program IV), Series A-IV, 5.000%, 11/1/2033	307,825

Annual Report | December 31, 2019	43

Portfolio of Investments

WesMark West Virginia Municipal Bond Fund	December 31, 2019

Shares/Principal Amount		Value
$500,000	West Virginia, State Parkways Authority Senior Turnpike Toll Revenue Bonds, 5.000%, 6/1/2033	$625,075
1,000,000	Wood County, West Virginia, Board of Education Public School General Obligation Unlimited Bonds, 3.000%, 6/1/2029	1,077,110
860,000	Wood County, West Virginia, Building Commission Lease Revenue Bonds, 4.000%, 1/1/2032	902,063
		113,276,901
TOTAL NON-TAXABLE MUNICIPAL BONDS
(Cost $112,151,687)		116,728,261

SHORT TERM INVESTMENTS-0.5%
	Mutual Funds-0.5%
544,880	Federated Government Obligations Fund 7-Day Yield 1.534% (at net asset value)	544,880

TOTAL SHORT TERM INVESTMENTS
(Cost $544,880)		544,880

TOTAL INVESTMENTS-99.5%
(Cost $112,696,567)		117,273,141
OTHER ASSETS AND LIABILITIES-NET(2)-0.5%		594,713
NET ASSETS-100.0%		$117,867,854

(1)	Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, these securities amounted to a value of 1,510,710 or 1.28% of net assets.
(2)	Assets, other than investments in securities, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets at December 31, 2019.

See Notes to Financial Statements which are an integral part of the Financial Statements.

44	www.wesmarkfunds.com

Portfolio of Investments Summary Table

December 31, 2019 (Unaudited)	WesMark Tactical Opportunity Fund

At December 31, 2019, the Fund's Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets
EXCHANGE TRADED FUNDS (ETF)	98.8%
SHORT TERM INVESTMENTS(2)	1.4%
PURCHASED PUT OPTIONS	0.0%(3)
OTHER ASSETS AND LIABILITIES - NET(4)	-0.2%
TOTAL NET ASSETS	100.0%

At December 31, 2019, the Fund's Category composition(5) was as follows:

Category Composition	Percentage of Total Net Assets
Broad Domestic Fixed Income	21.3%
U.S. Broad Diversified Equity	20.5%
Investment Grade Corporate Fixed Income	17.9%
International (ex. U.S.) Equity	13.7%
U.S. Value Company Focused Equity	13.4%
U.S. Sector Focused Equity	7.6%
U.S. Small and Mid Cap Equity	3.0%
Commodities	1.4%
ETF Portfolio Sub-Total	98.8%
Short Term Investments(2)	1.4%
Purchased Put Options	0.0%(3)
Other Assets and Liabilities - Net(4)	-0.2%
Total Net Assets	100.0%

(1)	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short Term Investments include investment in a money market mutual fund.
(3)	Amount represents less than 0.05% of net assets.
(4)	Assets, including written options, less liabilities.
(5)	Securities are assigned to a category classification by the Fund's advisor.

Annual Report | December 31, 2019	45

Portfolio of Investments

WesMark Tactical Opportunity Fund	December 31, 2019

Shares/Principal Amount		Value
EXCHANGE TRADED FUNDS-98.8%
BROAD DOMESTIC FIXED INCOME-21.3%
47,287	iShares® 1-3 Year Treasury Bond ETF	$4,001,899
5,300	iShares® 20+ Year Treasury Bond ETF(1)	718,044
37,420	iShares® 7-10 Year Treasury Bond ETF	4,124,432

TOTAL BROAD DOMESTIC FIXED INCOME		8,844,375

COMMODITIES-1.4%
34,273	iShares® Silver Trust(2)	571,674

TOTAL COMMODITIES		571,674

INTERNATIONAL (EX. U.S.) EQUITY-13.7%
15,210	iShares® Edge MSCI Min Vol EAFE ETF	1,133,754
24,519	iShares® Edge MSCI USA Quality Factor ETF	2,476,419
20,853	iShares® MSCI EAFE ETF(1)	1,448,032
13,729	iShares® MSCI Emerging Markets ETF(1)	616,020

TOTAL INTERNATIONAL (EX. U.S.) EQUITY		5,674,225

INVESTMENT GRADE CORPORATE FIXED INCOME -17.9%
91,530	Vanguard® Short-Term Corporate Bond ETF	7,416,676

TOTAL INVESTMENT GRADE CORPORATE FIXED INCOME		7,416,676

U.S. BROAD DIVERSIFIED EQUITY-20.5%
6,494	SPDR® S&P 500® ETF Trust(1)	2,090,159
39,183	Vanguard® Total Stock Market ETF	6,411,122

TOTAL U.S. BROAD DIVERSIFIED EQUITY		8,501,281

U.S. SECTOR FOCUSED EQUITY-7.6%
16,671	Consumer Staples Select Sector SPDR® Fund	1,049,940
13,893	Financial Select Sector SPDR® Fund	427,626
5,931	Health Care Select Sector SPDR® Fund(1)	604,132
5,066	Industrial Select Sector SPDR® Fund	412,727
7,197	Technology Select Sector SPDR® Fund(1)	659,749
Shares/Principal Amount		Value
TOTAL U.S. SECTOR FOCUSED EQUITY		3,154,174

U.S. SMALL AND MID CAP EQUITY-3.0%
7,597	iShares® Russell 2000 ETF(1)	1,258,595

TOTAL U.S. SMALL AND MID CAP EQUITY		1,258,595

U.S. VALUE COMPANY FOCUSED EQUITY-13.4%
63,489	Vanguard® Mega Cap Value ETF	5,534,971

TOTAL U.S. VALUE COMPANY FOCUSED EQUITY		5,534,971

TOTAL EXCHANGE TRADED FUNDS
(Cost $37,947,177)		40,955,971

PURCHASED PUT OPTIONS-0.0%
64	SPDR S&P 500 ETF Trust, Expires 1/17/2020, Exercise Price $290.00, Notional Value $2,059,904	1,216

TOTAL PURCHASED PUT OPTIONS
(Cost $9,010)		1,216

SHORT TERM INVESTMENTS-1.4%
	Mutual Funds-1.4%
564,872	Federated Government Obligations Fund 7-Day Yield 1.534% (at net asset value)	564,872

TOTAL SHORT TERM INVESTMENTS
(Cost $564,872)		564,872

TOTAL INVESTMENTS-100.2%
(Cost $38,521,059)		41,522,059
OTHER ASSETS AND LIABILITIES-NET(3)-(0.2)%		(69,585)
NET ASSETS-100.0%		$41,452,474

46	www.wesmarkfunds.com

Portfolio of Investments

December 31, 2019	WesMark Tactical Opportunity Fund

(1)	Pledged security, a portion or all of the security is pledged as collateral for written options as of December 31, 2019.
(2)	Non-income producing security.
(3)	Assets, including written options, less liabilities.

Note	-	The categories of investments are shown as a percentage of net assets at December 31, 2019.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2019	47

Portfolio of Investments

WesMark Tactical Opportunity Fund	December 31, 2019

Written Call Options:

Description	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Notional Value	Value
Health Care Select Sector SPDR Fund	$100.33	01/17/2020	40	$(3,768)	$407,440	$(7,800)
iShares 20+ Year Treasury Bond ETF	$144.00	01/17/2020	53	(5,470)	718,044	(265)
iShares MSCI EAFE ETF	$69.00	01/17/2020	135	(6,778)	937,440	(10,395)
iShares MSCI Emerging Markets ETF	$43.73	01/17/2020	65	(2,874)	291,655	(9,360)
iShares Russell 2000 ETF	$165.00	01/17/2020	50	(8,060)	828,350	(13,250)
Technology Select Sector SPDR Fund	$90.00	01/17/2020	36	(3,140)	330,012	(8,748)
				$(30,090)	$3,512,941	$(49,818)

See Notes to Financial Statements which are an integral part of the Financial Statements.

48	www.wesmarkfunds.com

Statements of Assets and Liabilities

December 31, 2019

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund	WesMark Tactical Opportunity Fund
ASSETS:

Investments in securities, at value (cost - see below)	$96,194,154	$331,015,316	$112,625,622	$230,965,387	$117,273,141	$41,522,059
Cash	15,407	165,661	6,890	–	–	–

RECEIVABLE FOR:
Dividends and interest	29,413	195,134	331,613	916,380	941,344	14,816
Investments sold	–	–	39,532	442,111	–	–
Fund shares sold	1,995	25,434	3,378	163,420	28,399	2,516
Prepaid expenses	10,332	26,180	9,232	18,692	9,383	3,553
Total Assets	96,251,301	331,427,725	113,016,267	232,505,990	118,252,267	41,542,944

LIABILITIES:

PAYABLE FOR:
Written options, at value (Premiums received $–, $–, $–, $–, $– and $30,090)	–	–	–	–	–	49,818
Investments purchased	–	–	770,668	–	–	–
Fund shares redeemed	7,181	62,857	6,095	18,993	110,670	1,630
Income distribution payable	–	–	–	415,570	195,659	–
Fund Accounting and
Administration fees	12,273	21,034	16,949	36,123	28,479	8,147
Audit, Tax, and Legal expenses	19,672	19,672	19,672	19,672	19,672	19,672
Shareholder services fee (Note 5)	21,747	77,559	25,319	51,173	25,432	8,278
Transfer agency expenses	3,904	6,838	4,662	4,013	2,537	1,740
Registration expenses	98	–	430	–	271	–
Printing and Postage expenses	1,154	1,192	1,175	1,143	1,171	1,080
Chief compliance officer fees	513	513	513	512	513	–
Other accrued liabilities and expenses	40	–	78	47	9	105
Total Liabilities	66,582	189,665	845,561	547,246	384,413	90,470
Net Assets	$96,184,719	$331,238,060	$112,170,706	$231,958,744	$117,867,854	$41,452,474

Annual Report | December 31, 2019	49

Statements of Assets and Liabilities

December 31, 2019

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund	WesMark Tactical Opportunity Fund
NET ASSETS CONSIST OF :

Paid-in capital	$60,739,559	$172,636,556	$84,094,764	$231,750,571	$113,292,610	$38,114,854
Total distributable earnings	$35,445,160	$158,601,504	$28,075,942	$208,173	$4,575,244	$3,337,620
Net Assets	$96,184,719	$331,238,060	$112,170,706	$231,958,744	$117,867,854	$41,452,474

Shares Outstanding, No Par Value, Unlimited Shares Authorized	7,520,033	16,605,728	8,428,361	23,369,533	11,049,805	3,683,943
Net asset value, offering price & redemption price per share	$12.79	$19.95	$13.31	$9.93	$10.67	$11.25
Investments, at identified cost	$60,646,627	$179,393,358	$86,747,854	$228,565,731	$112,696,567	$38,521,059

See Notes to Financial Statements which are an integral part of the Financial Statements.

50	www.wesmarkfunds.com

Statements of Operations

For the Year Ended December 31, 2019

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund	WesMark Tactical Opportunity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes*	$636,576	$4,017,037	$2,004,554	$–	$–	$873,434
Interest	97,431	370,389	1,256,689	6,354,589	3,542,539	55,656
Total Investment Income	734,007	4,387,426	3,261,243	6,354,589	3,542,539	929,090
EXPENSES:
Investment adviser fee (Note 5)	689,322	2,411,976	817,336	1,394,985	704,015	293,204
Fund Accounting and
Administration fees (Note 5)	104,146	214,408	119,911	202,422	140,895	75,438
Custodian fees (Note 5)	17,629	39,240	18,247	30,697	17,962	12,662
Transfer agency expenses (Note 5)	33,006	55,740	40,216	33,876	24,884	18,019
Trustees' fees and expenses (Note 8)	25,985	50,235	27,991	41,474	28,934	20,446
Audit and tax expenses	18,917	18,917	18,917	18,917	18,917	18,917
Legal expenses	13,266	13,266	13,266	13,266	19,218	13,266
Shareholder services fee (Note 5)	229,774	803,992	272,445	581,244	293,340	97,735
Registration expenses	12,115	15,234	14,504	13,840	7,129	14,084
Printing and Postage expenses	6,261	6,341	6,290	6,217	6,267	6,127
Insurance premiums	4,309	14,396	4,799	9,774	4,792	1,548
Miscellaneous	4,064	13,655	4,573	9,754	4,606	1,107
Net Expenses	1,158,794	3,657,400	1,358,495	2,356,466	1,270,959	572,553
Net Investment Income (Loss)	(424,787)	730,026	1,902,748	3,998,123	2,271,580	356,537
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	593,770	30,028,660	6,663,515	(25,426)	85,088	1,530,863
Net realized gain on written options	–	152,782	85,157	–	–	146,474
Net change in unrealized appreciation (depreciation) of investments	16,420,259	43,642,114	11,395,256	6,761,644	3,066,050	3,964,579
Net change in unrealized appreciation (depreciation) of written options	–	–	–	–	–	(19,728)
Net realized and unrealized gain on investments	17,014,029	73,823,556	18,143,928	6,736,218	3,151,138	5,622,188
Net Increase in Net Assets Resulting from Operations	$16,589,242	$74,553,582	$20,046,676	$10,734,341	$5,422,718	$5,978,725
*Foreign tax withholding	$–	$40,810	$36,847	$–	$–	$–

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2019	51

Statements of Changes in Net Assets

	WesMark Small Company Growth Fund		WesMark Growth Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income (loss)	$(424,787)	$(437,176)	$730,026	$657,161
Net realized gain	593,770	7,797,858	30,181,442	13,784,872
Net change in unrealized appreciation (depreciation)	16,420,259	(20,968,952)	43,642,114	(33,265,091)
Net increase (decrease) in net assets resulting from operations	16,589,242	(13,608,270)	74,553,582	(18,823,058)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From distributable earnings	–	(9,403,046)	(20,916,409)	(30,494,326)
Decrease in net assets from distributions to shareholders	–	(9,403,046)	(20,916,409)	(30,494,326)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	7,620,181	10,491,950	16,588,098	28,385,215
Shares issued in reinvestment of distributions	–	3,198,515	6,721,678	10,179,268
Cost of shares redeemed	(9,463,409)	(10,301,181)	(33,149,673)	(49,788,102)
Net increase (decrease) resulting from beneficial interest transactions	(1,843,228)	3,389,284	(9,839,897)	(11,223,619)
Net Increase (Decrease) in Net Assets	14,746,014	(19,622,032)	43,797,276	(60,541,003)

NET ASSETS:
Beginning of Year	81,438,705	101,060,737	287,440,784	347,981,787
End of Year	$96,184,719	$81,438,705	$331,238,060	$287,440,784

See Notes to Financial Statements which are an integral part of the Financial Statements.

52	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark Balanced Fund		WesMark Government Bond Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$1,902,748	$1,926,385	$3,998,123	$4,298,716
Net realized gain (loss)	6,748,672	3,758,491	(25,426)	120,468
Net change in unrealized appreciation (depreciation)	11,395,256	(10,648,264)	6,761,644	(1,931,374)
Net increase (decrease) in net assets resulting from operations	20,046,676	(4,963,388)	10,734,341	2,487,810

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From distributable earnings	(6,808,378)	(5,899,593)	(4,878,235)	(4,926,117)
Decrease in net assets from distributions to shareholders	(6,808,378)	(5,899,593)	(4,878,235)	(4,926,117)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	12,122,170	12,962,916	21,879,733	20,421,630
Shares issued in reinvestment of distributions	1,112,346	1,015,635	606,438	651,183
Cost of shares redeemed	(16,194,859)	(17,621,273)	(26,633,730)	(38,335,303)
Net decrease resulting from beneficial interest transactions	(2,960,343)	(3,642,722)	(4,147,559)	(17,262,490)
Net Increase (Decrease) in Net Assets	10,277,955	(14,505,703)	1,708,547	(19,700,797)

NET ASSETS:
Beginning of Year	101,892,751	116,398,454	230,250,197	249,950,994
End of Year	$112,170,706	$101,892,751	$231,958,744	$230,250,197

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2019	53

Statements of Changes in Net Assets

	WesMark West Virginia Municipal Bond Fund		WesMark Tactical Opportunity Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$2,271,580	$2,299,797	$356,537	$179,640
Net realized gain (loss)	85,088	(48,870)	1,677,337	(186,480)
Net change in unrealized appreciation (depreciation)	3,066,050	(1,621,537)	3,944,851	(2,093,906)
Net increase (decrease) in net assets resulting from operations	5,422,718	629,390	5,978,725	(2,100,746)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From distributable earnings	(2,309,172)	(2,299,753)	(1,518,543)	(199,253)
Decrease in net assets from distributions to shareholders	(2,309,172)	(2,299,753)	(1,518,543)	(199,253)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	6,440,753	8,572,514	4,871,162	12,326,887
Shares issued in reinvestment of distributions	341,228	379,318	46,292	22,049
Cost of shares redeemed	(6,372,471)	(8,975,963)	(3,659,589)	(2,337,486)
Net increase (decrease) resulting from beneficial interest transactions	409,510	(24,131)	1,257,865	10,011,450
Net Increase (Decrease) in Net Assets	3,523,056	(1,694,494)	5,718,047	7,711,451

NET ASSETS:
Beginning of Year	114,344,798	116,039,292	35,734,427	28,022,976
End of Year	$117,867,854	$114,344,798	$41,452,474	$35,734,427

See Notes to Financial Statements which are an integral part of the Financial Statements.

54	www.wesmarkfunds.com

Financial Highlights

WesMark Small Company Growth Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$10.63	$13.90	$13.32	$12.58	$13.79
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.05)	(0.05)	(0.04)	0.03	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	2.21	(1.89)	1.81	1.41	(0.32)
Total from Investment Operations	2.16	(1.94)	1.77	1.44	(0.38)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	–	–	–	(0.04)	–
From Net Realized Gain on Investments	–	(1.33)	(1.19)	(0.66)	(0.83)
Total Distributions	–	(1.33)	(1.19)	(0.70)	(0.83)
Net Asset Value, End of Year	$12.79	$10.63	$13.90	$13.32	$12.58

Total Return	20.32%	(13.72)%	13.19%	11.42%	(2.87)%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.26%	1.25%	1.24%	1.23%	1.22%
Net Investment Income/(Loss)	(0.46)%	(0.43)%	(0.33)%	0.26%	(0.47)%
Net Assets Value End of Year (000 omitted)	$96,185	$81,439	$101,061	$96,736	$92,255
Portfolio Turnover Rate	50%	88%	49%	41%	45%

See Notes to Financial Statements which are an integral part of the Financial Statements

Annual Report | December 31, 2019	55

Financial Highlights

WesMark Growth Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$16.80	$20.00	$17.37	$18.10	$19.12
Income (Loss) from Investment Operations:
Net Investment Income	0.04	0.04	0.03	0.07	0.09
Net Realized and Unrealized Gain (Loss) on Investments	4.40	(1.32)	4.19	0.03	(0.45)
Total from Investment Operations	4.44	(1.28)	4.22	0.10	(0.36)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.04)	(0.04)	(0.03)	(0.07)	(0.09)
From Net Realized Gain on Investments	(1.25)	(1.88)	(1.56)	(0.76)	(0.57)
Total Distributions	(1.29)	(1.92)	(1.59)	(0.83)	(0.66)
Net Asset Value, End of Year	$19.95	$16.80	$20.00	$17.37	$18.10

Total Return	26.53%	(6.19)%	24.22%	0.51%	(1.94)%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.14%	1.13%	1.13%	1.15%	1.14%
Net Investment Income	0.23%	0.19%	0.13%	0.40%	0.43%
Net Assets Value End of Year (000 omitted)	$331,238	$287,441	$347,982	$314,067	$333,729
Portfolio Turnover Rate	55%	37%	37%	61%	21%

See Notes to Financial Statements which are an integral part of the Financial Statements.

56	www.wesmarkfunds.com

Financial Highlights

WesMark Balanced Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$11.77	$13.05	$12.30	$11.65	$12.67
Income (Loss) from Investment Operations:
Net Investment Income	0.23	0.23	0.22	0.20	0.19
Net Realized and Unrealized Gain (Loss) on Investments	2.14	(0.82)	1.09	0.92	(0.43)
Total from Investment Operations	2.37	(0.59)	1.31	1.12	(0.24)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.23)	(0.23)	(0.21)	(0.21)	(0.20)
From Net Realized Gain on Investments	(0.60)	(0.46)	(0.35)	(0.26)	(0.58)
Total Distributions	(0.83)	(0.69)	(0.56)	(0.47)	(0.78)
Net Asset Value, End of Year	$13.31	$11.77	$13.05	$12.30	$11.65

Total Return	20.30%	(4.58)%	10.77%	9.68%	(1.94)%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.25%	1.24%	1.23%	1.23%	1.22%
Net Investment Income	1.74%	1.69%	1.71%	1.69%	1.57%
Net Assets Value End of Year (000 omitted)	$112,171	$101,893	$116,398	$106,577	$101,049
Portfolio Turnover Rate	31%	35%	23%	49%	30%

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2019	57

Financial Highlights

WesMark Government Bond Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$9.68	$9.77	$9.84	$9.94	$10.03
Income (Loss) from Investment Operations:
Net Investment Income	0.19	0.17	0.21	0.14	0.14
Net Realized and Unrealized Gain (Loss) on Investments	0.27	(0.06)	(0.09)	(0.06)	(0.06)
Total from Investment Operations	0.46	0.11	0.12	0.08	0.08

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.21)	(0.20)	(0.19)	(0.17)	(0.17)
From Net Realized Gain on Investments	–	–	–	(0.01)	–
Total Distributions	(0.21)	(0.20)	(0.19)	(0.18)	(0.17)
Net Asset Value, End of Year	$9.93	$9.68	$9.77	$9.84	$9.94

Total Return	4.75%	1.15%	1.20%	0.79%	0.81%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.01%	1.01%	1.00%	1.01%	1.00%
Net Investment Income	1.72%	1.81%	2.19%	1.41%	1.51%
Net Assets Value End of Year (000 omitted)	$231,959	$230,250	$249,951	$248,517	$258,097
Portfolio Turnover Rate	37%	17%	26%	33%	13%

See Notes to Financial Statements which are an integral part of the Financial Statements.

58	www.wesmarkfunds.com

Financial Highlights

WesMark West Virginia Municipal Bond Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year	$10.38	$10.54	$10.36	$10.57		$10.59
Income (Loss) from Investment Operations:
Net Investment Income	0.20	0.21	0.21	0.21		0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.30	(0.16)	0.19	(0.20)		(0.01)
Total from Investment Operations	0.50	0.05	0.40	0.01		0.22

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.21)	(0.21)	(0.21)	(0.21)		(0.23)
From Net Realized Gain on Investments	0.00 (1)	–	(0.01)	(0.01)		(0.01)
Total Distributions	(0.21)	(0.21)	(0.22)	(0.22)		(0.24)
Net Asset Value, End of Year	$10.67	$10.38	$10.54	$10.36		$10.57

Total Return	4.83%	0.47%	3.90%	0.06%		2.14%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.08%	1.09%	1.08%	1.05%		0.96%
Net Investment Income	1.94%	2.00%	2.01%	2.01%		2.19%
Expense Waiver/Reimbursement(2)	–	–	–	0.02	%(3)	0.10%
Net Assets Value End of Year (000 omitted)	$117,868	$114,345	$116,039	$118,168		$118,456
Portfolio Turnover Rate	9%	10%	7%	17%		15%

(1)	Less than $0.005 per share.
(2)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.
(3)	As of February 29, 2016, the waiver was voluntarily terminated by the Adviser.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2019	59

Financial Highlights

WesMark Tactical Opportunity Fund

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017(1)
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Period	$10.01	$10.62	$10.00
Income (Loss) from Investment Operations:
Net Investment Income	0.10	0.05	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.56	(0.60)	0.80
Total from Investment Operations	1.66	(0.55)	0.84

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.11)	(0.04)	(0.05)
From Net Realized Gain on Investments	(0.31)	(0.02)	(0.17)
Total Distributions	(0.42)	(0.06)	(0.22)
Net Asset Value, End of Period	$11.25	$10.01	$10.62

Total Return	16.61%	(5.20)%	8.33	%(2)

RATIOS TO AVERAGE NET ASSETS

Net Expenses(3)	1.46%	1.56%	1.75	%(4)
Net Investment Income(3)(5)	0.91%	0.55%	0.50	%(4)
Expense Waiver/Reimbursement(6)	–	–	0.23	%(4)
Net Assets Value End of Period (000 omitted)	$41,452	$35,734	$28,023
Portfolio Turnover Rate	152%	145%	88%

(1)	The WesMark Tactical Opportunity Fund commenced operations on March 1, 2017.
(2)	Total return not annualized for periods less than one full year.
(3)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying investment companies in which the Fund invests.
(4)	Ratios for periods of less than a year are annualized.
(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

See Notes to Financial Statements which are an integral part of the Financial Statements.

60	www.wesmarkfunds.com

Notes to Financial Statements

December 31, 2019

1.	ORGANIZATION

WesMark Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios (individually referred to as the “Fund”, or collectively as the “Funds”), which are presented herein:

Portfolio Name	Diversification	Investment Objective
WesMark Small Company Growth Fund (“Small Company Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Growth Fund (“Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Balanced Fund (“Balanced Fund”)	Diversified	To achieve capital appreciation and income
WesMark Government Bond Fund (“Government Bond Fund”)	Diversified	To achieve high current income consistent with preservation of capital
WesMark West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”)	Non-diversified	To achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia
WesMark Tactical Opportunity Fund (“Tactical Opportunity Fund”)	Diversified	To achieve capital appreciation

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

The accompanying financial statements were prepared in accordance with GAAP in the United States, which require the use of estimates made by management of the Funds. Actual results could differ from those estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

Investment Valuation – In calculating their net asset value (NAV), the Funds generally value investments as follows:

››	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
››	Fixed-income securities acquired with remaining maturities greater than 60 days are valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
››	Fixed-income securities acquired with remaining maturities of 60 days or less may be valued using price evaluations provided by a pricing service approved by the Trustees. They may also be valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates value.
››	Options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.
››	Shares of other mutual funds are valued based upon their reported NAVs.

If the Funds cannot obtain a price or price evaluation from a pricing service for an investment, the Funds may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Funds use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could purchase or sell an investment at the price used to calculate the Funds’ NAVs.

Annual Report | December 31, 2019	61

Notes to Financial Statements

December 31, 2019

Fair Valuation and Significant Events Procedures – The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. The Funds normally use mean evaluations (a price evaluation indicative of a price between the bid and asked prices for an investment) for fixed-income securities. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

››	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

››	With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets; and

››	Corporate announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation approach used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation approach. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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Notes to Financial Statements

December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing the Funds’ investments carried at fair value:

Small Company Growth Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$92,348,918	$–	$–	$92,348,918
Exchange Traded Funds	1,888,637	–	–	1,888,637
Short Term Investments	1,956,599	–	–	1,956,599
Total	$96,194,154	$–	$–	$96,194,154

Growth Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$303,763,214	$–	$–	$303,763,214
Exchange Traded Funds	14,570,502	–	–	14,570,502
Short Term Investments	12,681,600	–	–	12,681,600
Total	$331,015,316	$–	$–	$331,015,316

Balanced Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$72,631,816	$–	$–	$72,631,816
Corporate Bonds	–	16,703,081	–	16,703,081
U.S. Government Agency - Collateralized Mortgage Obligations	–	3,580,905	–	3,580,905
Commercial Mortgage-Backed Securities	–	2,112,719	–	2,112,719
U.S. Government Agency - Mortgage Backed Securities	–	8,783,078	–	8,783,078
U.S. Government Agency Securities	–	2,150,403	–	2,150,403
Taxable Municipal Bonds	–	3,620,993	–	3,620,993
Non-Taxable Municipal Bonds	–	453,352	–	453,352
Short Term Investments	2,589,275	–	–	2,589,275
Total	$75,221,091	$37,404,531	$–	$112,625,622

Annual Report | December 31, 2019	63

Notes to Financial Statements

December 31, 2019

Government Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Agency - Collateralized Mortgage Obligations	$–	$124,675,905	$–	$124,675,905
U.S. Government Agency - Mortgage Backed Securities	–	50,706,065	–	50,706,065
U.S. Government Agency Securities	–	1,000,161	–	1,000,161
Taxable Municipal Bonds	–	40,272,844	–	40,272,844
Non-Taxable Municipal Bonds	–	5,991,940	–	5,991,940
Short Term Investments	8,318,472	–	–	8,318,472
Total	$8,318,472	$222,646,915	$–	$230,965,387

West Virginia Municipal Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Non-Taxable Municipal Bonds	$–	$116,728,261	$–	$116,728,261
Short Term Investments	544,880	–	–	544,880
Total	$544,880	$116,728,261	$–	$117,273,141

Tactical Opportunity Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$40,955,971	$–	$–	$40,955,971
Short Term Investments	564,872	–	–	564,872
Purchased Put Options	1,216	–	–	1,216
Total	$41,522,059	$–	$–	$41,522,059

Other Financial Instruments
Liabilities
Written Options	$(49,818)	$–	$–	$(49,818)
Total	$(49,818)	$–	$–	$(49,818)

All securities of the Funds were valued using either Level 1 or Level 2 inputs during the year December 31, 2019. Thus, a reconciliation of assets in which unobservable inputs (Level 3) were used is not applicable for the Funds.

*	For detailed descriptions of sector and/or geography classifications, see the accompanying Portfolios of Investments.

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Notes to Financial Statements

December 31, 2019

Investment Income, Expenses and Distributions – Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Trust level expenses are allocated to each Fund based on net assets, equally across all Funds, or to a specific Fund, whichever is deemed most appropriate for a particular expense. Each Fund pays its own expenses.

Distributions of net investment income, if any, for the Small Company Growth Fund, Growth Fund, and Tactical Opportunity Fund are declared and paid quarterly. Distributions of net investment income for the Balanced Fund are declared and paid monthly, and distributions of net investment income for the Government Bond Fund and West Virginia Municipal Bond Fund are declared daily and paid monthly. Distributions of capital gains, if any, for Small Company Growth Fund, Growth Fund, Balanced Fund, Government Bond Fund, West Virginia Municipal Bond Fund, and Tactical Opportunity Fund are declared and paid annually.

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed-income securities are amortized/accreted over the estimated lives of such securities for financial statement purposes using the effective interest method. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, (the “Code”) and to distribute to shareholders each year substantially all of its income. As of and during the year ended December 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have not incorporated uncertain tax positions that require a provision for income taxes and federal and state taxing authorities.

The Funds may be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income is earned.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Annual Report | December 31, 2019	65

Notes to Financial Statements

December 31, 2019

Derivative Instruments and Hedging Activities – The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ exposure to derivative contracts and hybrid instruments, either directly or indirectly through another investment company, may involve risks different from or possibly greater than the risk associated with investing directly in a security instead of the derivative. Risks include: 1) the value of the derivative may not correlate with the value of the underlying security or may correlate inversely; 2) any potential risk reduction may be offset with gain limitations; 3) derivatives may be difficult to price; 4) possible adverse tax consequences; and 5) other risks, such as but not limited to, stock market, interest rate, credit, currency, liquidity, and leverage risks.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities.

Writing Covered Call Options and Purchasing Put Options

The Funds will not write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable forms without further payment or after segregating cash in the amount of any further payment.

The Funds will not purchase put options on securities unless the securities are held in the Fund’s portfolio.

Option contracts (options) - are rights to buy or sell a security for a specified price within a specified period. The seller of the option receives a payment, or premium, from the buyer, which the seller keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the over the counter (OTC) market and may be bought or sold on a wide variety of securities. As of December 31, 2019, all options held are exchange-traded and not subject to master netting arrangements.

A Fund may buy and/or sell the following types of options:

Call Options - A call option gives the holder (buyer) the right to buy the underlying security from the seller (writer) of the option. A Fund may use call options in the following ways:

››	Buy call options on a security in anticipation of an increase in the value of the security; or
››	Sell call options on a security to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying security. If a Fund writes a call option on a security that it owns and that call option is exercised, a Fund must deliver the security to the buyer and foregoes any possible profit from an increase in the market price of the security over the exercise price plus the premium received.

Put Options - A put option gives the holder the right to sell the security to the writer of the option. A Fund may use put options in the following ways:

››	Buy put options on a security in anticipation of a decrease in the value of the security; or
››	Write put options on a security to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the security. In writing puts, there is a risk that a Fund may be required to take delivery of the security when its current market price is lower than the exercise price.

A Fund may also buy or write options, as needed, to close out existing option positions. Finally, a Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the security).

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Notes to Financial Statements

December 31, 2019

The effect of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2019:

Risk Exposure	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives Statements of Assets and Liabilities Location	Fair Value
WesMark Tactical Opportunity Fund
Equity Contracts (Purchased Options)	Investments in securities, at value	$1,216	N/A	N/A
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	$49,818
Total		$1,216		$49,818

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2019:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
WesMark Growth Fund
Equity Contracts (Written Options)	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) of written options	$152,782	$–
Total		$152,782	$–
WesMark Balanced Fund
Equity Contracts (Written Options)	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) of written options	$85,157	$–
Total		$85,157	$–
WesMark Tactical Opportunity Fund
Equity Contracts (Purchased options)	Net realized gain (loss) on investments/Net change in unrealized appreciation (depreciation) on investments	$21,634	$(7,794)
Equity Contracts (Written Options)	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) of written options	$146,474	$(19,728)
Total		$168,108	$(27,522)

The WesMark Growth Fund, Balanced Fund and Tactical Opportunity Fund had average written call option notional value of $(1,371,398), $(534,540), and $(5,305,369), respectively, during the year ended December 31, 2019. The Tactical Opportunity Fund had average purchased option notional value of $669,932 during the year ended December 31, 2019.

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Notes to Financial Statements

December 31, 2019

3.	SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Small Company Growth Fund
Shares sold	636,087	820,071
Shares issued to shareholders in payment of distributions declared	–	307,846
Shares redeemed	(777,322)	(736,004)
Net increase/(decrease) resulting from share transactions	(141,235)	391,913
Common shares outstanding, end of period	7,520,033	7,661,268

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Growth Fund
Shares sold	859,461	1,510,304
Shares issued to shareholders in payment of distributions declared	339,815	617,593
Shares redeemed	(1,706,737)	(2,415,437)
Net decrease resulting from share transactions	(507,461)	(287,540)
Common shares outstanding, end of period	16,605,728	17,113,189

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Balanced Fund
Shares sold	942,597	1,016,408
Shares issued to shareholders in payment of distributions declared	84,808	84,552
Shares redeemed	(1,252,880)	(1,363,863)
Net decrease resulting from share transactions	(225,475)	(262,903)
Common shares outstanding, end of period	8,428,361	8,653,836

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Government Bond Fund
Shares sold	2,219,675	2,133,501
Shares issued to shareholders in payment of distributions declared	61,339	68,041
Shares redeemed	(2,697,930)	(3,997,014)
Net decrease resulting from share transactions	(416,916)	(1,795,472)
Common shares outstanding, end of period	23,369,533	23,786,449

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Notes to Financial Statements

December 31, 2019

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
West Virginia Municipal Bond Fund
Shares sold	609,151	827,004
Shares issued to shareholders in payment of distributions declared	32,160	36,690
Shares redeemed	(602,403)	(866,733)
Net increase/(decrease) resulting from share transactions	38,908	(3,039)
Common shares outstanding, end of period	11,049,805	11,010,897

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Tactical Opportunity Fund
Shares sold	447,304	1,151,195
Shares issued to shareholders in payment of distributions declared	4,156	2,229
Shares redeemed	(338,996)	(219,865)
Net increase resulting from share transactions	112,464	933,559
Common shares outstanding, end of period	3,683,943	3,571,479

4.	FEDERAL TAX INFORMATION AND TAX BASIS

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences were primarily attributable to treatment of net operating losses. For the Funds’ most recent year ended December 31, 2019, permanent differences identified and reclassified among the components of net assets were as follows:

Fund Name	Paid-in Capital	Total Distributable earnings
Small Company Growth Fund	$(424,787)	$424,787
Growth Fund	$–	$–
Balanced Fund	$–	$–
Government Bond Fund	$–	$–
West Virginia Municipal Bond Fund	$–	$–
Tactical Opportunity Fund	$–	$–

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital in the amount of $424,787.

Net investment income (loss), net realized gains (losses), and total net assets were not affected by these reclassifications.

Annual Report | December 31, 2019	69

Notes to Financial Statements

December 31, 2019

For federal income tax purposes, the following amounts apply as of December 31, 2019:

Fund Name	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation (Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Income Tax Purposes
Small Company Growth Fund	$36,208,013	$(660,486)	$–	$35,547,527	$60,646,627
Growth Fund	$151,662,080	$(40,122)	$–	$151,621,958	$179,393,358
Balanced Fund	$26,019,649	$(158,391)	$–	$25,861,258	$86,764,364
Government Bond Fund	$3,328,645	$(928,989)	$–	$2,399,656	$228,565,731
West Virginia Municipal Bond Fund	$4,650,084	$(73,510)	$–	$4,576,574	$112,696,567
Tactical Opportunity Fund	$3,086,818	$(127,162)	$2	$2,959,658	$38,512,585

The difference between book and tax basis for unrealized appreciation/(depreciation) for the Funds is attributable to wash sales, deferred dividends, and certain other investments.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended December 31, 2019 and December 31, 2018 was as follows:

	For Year Ended December 31, 2019
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total
Small Company Growth Fund	$–	$–	$–	$–
Growth Fund	$–	$726,048	$20,190,361	$20,916,409
Balanced Fund	$–	$1,939,185	$4,869,193	$6,808,378
Government Bond Fund	$–	$4,878,235	$–	$4,878,235
West Virginia Municipal Bond Fund	$2,219,650	$51,958	$37,564	$2,309,172
Tactical Opportunity Fund	$–	$1,251,404	$267,139	$1,518,543

	For Year Ended December 31, 2018
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total
Small Company Growth Fund	$–	$–	$9,403,046	$9,403,046
Growth Fund	$–	$1,742,667	$28,751,659	$30,494,326
Balanced Fund	$–	$1,984,219	$3,915,374	$5,899,593
Government Bond Fund	$–	$4,926,117	$–	$4,926,117
West Virginia Municipal Bond Fund	$2,256,863	$42,890	$–	$2,299,753
Tactical Opportunity Fund	$–	$193,822	$5,431	$199,253

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Notes to Financial Statements

December 31, 2019

As of December 31, 2019, the Funds most recent year end, the components of distributable earnings on a tax basis was as follows:

Fund Name	Undistributed net investment income	Accumulated net realized gain (loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation (depreciation) on investments	Total
Small Company Growth Fund	$–	$(102,367)	$–	$35,547,527	$35,445,160
Growth Fund	$48,905	$6,930,641	$–	$151,621,958	$158,601,504
Balanced Fund	$72,136	$2,127,614	$14,934	$25,861,258	$28,075,942
Government Bond Fund	$143,967	$(2,335,450)	$–	$2,399,656	$208,173
West Virginia Municipal Bond Fund	$16	$(1,346)	$–	$4,576,574	$4,575,244
Tactical Opportunity Fund	$188,950	$189,012	$–	$2,959,658	$3,337,620

Capital loss carryovers used during the year ended December 31, 2019, were as follows:

Fund Name	Capital Losses
West Virginia Municipal Bond Fund	$45,146
Tactical Opportunity Fund	$58,233

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2019, the following amounts are available as carry forwards to the next tax year:

	Non expiring
Fund Name	ST	LT
Small Company Growth Fund	$102,367	$–
Government Bond Fund	$539,312	$1,745,987

The Funds elect to defer to the period ending December 31, 2019, capital losses recognized during the period November 1, 2018 to December 31, 2018 in the amount of:

Fund Name	Capital Losses
Government Bond Fund	$50,151
West Virginia Municipal Bond Fund	$1,346

Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above.

Annual Report | December 31, 2019	71

Notes to Financial Statements

December 31, 2019

5.	INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee – WesBanco Investment Department is the Funds’ investment adviser (the “Adviser”). The Advisory Agreement between the Funds and the Adviser provides for an annual fee equal to the percentage of each Fund’s average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage
Small Company Growth Fund	0.75%
Growth Fund	0.75%
Balanced Fund	0.75%
Government Bond Fund	0.60%
West Virginia Municipal Bond Fund	0.60%
Tactical Opportunity Fund	0.75%

The Adviser is contractually obligated to waive a portion of its fees and reimburse other expenses until February 28, 2020 in amounts necessary to limit the Tactical Opportunity Fund’s operating expenses (including the organizational expenses of the Fund, but excluding interest expense, fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any, extraordinary expenses, tax reclaim recovery expenses and proxy-related expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.75%. This expense limitation arrangement may not be terminated by the Adviser prior to such date unless such termination is approved by the Trustees. The Adviser is not entitled to recoup any of the fees or expenses waived or reimbursed within this expense limitation arrangement.

For the year ended December 31, 2019, the Adviser did not waive any fees due to expenses being under the limit.

Administrative Fee – ALPS Fund Services, Inc. (“ALPS”) provides the Funds with certain administrative personnel and services. The fees paid to ALPS are based on the daily average aggregate net assets of the Trust for the period, subject to an annual minimum (on the Trust level). The annual minimum fee will be allocated among the Funds using an equal per-Fund allocation. Any remaining amounts of the minimum fee after the per-Fund allocation will be allocated among the Funds based upon the relative net assets of each Fund.

Transfer Agent Fee – ALPS is the Transfer Agent and Dividend Disbursing Agent for the Funds. ALPS receives an annual base fee per Fund in addition to certain out-of-pocket expenses.

Distribution (12b-1) Fee – ALPS Distributors, Inc. (“ADI”), an affiliate of ALPS, serves as the Funds’ distributor.

The Funds' Trustees previously adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan expired on August 31, 2007, and the Funds' Trustees did not approve its renewal. Under the terms of the Plan, the Funds could have compensated the distributor from the net assets of the Funds to finance activities intended to result in the sale of each Fund's shares. The Plan specified that the Funds may have incurred distribution expenses at 0.25% of the daily net assets of each Fund.

Shareholder Services Fee – Under the terms of Shareholder Services Agreements with WesBanco Bank ("WesBanco", an affiliate of the Adviser) and other financial institutions, the Funds may pay WesBanco as well as other financial institutions, up to 0.25% of average daily net assets. The fee is used to finance certain services for shareholders and to maintain shareholder accounts. WesBanco and other financial institutions may voluntarily choose to waive any portion of their fee, which arrangement they can modify or terminate at any time at their sole discretion.

Recordkeeping Fee – The Funds may pay recordkeeping fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

Custodian Fees – WesBanco is the Funds’ custodian. The custodian fee paid to WesBanco is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

General – Certain Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

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Notes to Financial Statements

December 31, 2019

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2019 were as follows:

Fund	Purchases	Sales
Small Company Growth Fund	$44,059,565	$45,182,508
Growth Fund	164,832,960	184,467,026
Balanced Fund	25,628,206	26,358,049
Government Bond Fund	62,218,855	66,445,467
West Virginia Municipal Bond Fund	10,797,237	10,012,133
Tactical Opportunity Fund	58,644,498	56,397,816

Purchases and Sales of U.S. Government Securities, other than short-term securities, for the year ended December 31, 2019 were as follows:

Fund	Purchases	Sales
Balanced Fund	$7,292,840	$8,161,411
Government Bond Fund	21,675,711	33,432,254

7.	CONCENTRATION OF RISK

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it is more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2019, 21% of the securities in the portfolio were backed by letters of credit, bond insurance of various financial institutions, or financial guaranty assurance agencies.

Additionally, the Funds may invest a portion of their assets in securities of companies that are deemed by the Funds’ management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

8.	COMPENSATION OF TRUSTEES

None of the Trustees are entitled to receive any retirement, pension plan or deferred compensation benefits from the Trust. Interested Trustees receive the same compensation as Independent Trustees. No officers of the Funds are compensated by the Funds, but officers may be reimbursed by the Funds for travel and related expenses incurred in performing their duties.

Annual Report | December 31, 2019	73

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
WesMark Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WesMark Funds, comprising WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund, WesMark West Virginia Municipal Bond Fund, and WesMark Tactical Opportunity Fund (the “Funds”) as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the years or periods indicated in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 25, 2020

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Shareholder Expense Example

December 31, 2019 (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and to the extent applicable, shareholder services fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

ACTUAL EXPENSES

The first line of the table below (“Actual Fund Return”) provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expense Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each fund of the table below (“Hypothetical Fund Return”) provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below (“Hypothetical Fund Return”) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expense Paid During Period(1)	Net Expense Ratios(2)
WesMark Small Company Growth Fund
Actual Fund Return	$ 1,000.00	$ 1,052.70	$ 6.47	1.25%
Hypothetical Fund Return (assuming a 5% return before expenses)	$ 1,000.00	$ 1,018.90	$ 6.36	1.25%
WesMark Growth Fund
Actual Fund Return	$ 1,000.00	$ 1,075.20	$ 5.96	1.14%
Hypothetical Fund Return (assuming a 5% return before expenses)	$ 1,000.00	$ 1,019.46	$ 5.80	1.14%
WesMark Balanced Fund
Actual Fund Return	$ 1,000.00	$ 1,086.70	$ 6.52	1.24%
Hypothetical Fund Return (assuming a 5% return before expenses)	$ 1,000.00	$ 1,018.95	$ 6.31	1.24%
WesMark Government Bond Fund
Actual Fund Return	$ 1,000.00	$ 1,008.60	$ 5.11	1.01%
Hypothetical Fund Return (assuming a 5% return before expenses)	$ 1,000.00	$ 1,020.11	$ 5.14	1.01%
WesMark West Virginia Municipal Bond Fund
Actual Fund Return	$ 1,000.00	$ 1,012.80	$ 5.48	1.08%
Hypothetical Fund Return (assuming a 5% return before expenses)	$ 1,000.00	$ 1,019.76	$ 5.50	1.08%
WesMark Tactical Opportunity Fund
Actual Fund Return	$ 1,000.00	$ 1,064.10	$ 7.54	1.45%
Hypothetical Fund Return (assuming a 5% return before expenses)	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).
(2)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

Annual Report | December 31, 2019	75

Board of Trustees and Trust Officers

December 31, 2019 (Unaudited)

The Board is responsible for managing the Trust’s business affairs and for exercising all of the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds as of December 31, 2019. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising six portfolios). Unless otherwise noted, each Officer is elected annually and each Board member oversees all portfolios in the WesMark Fund Complex and serves for an indefinite term.

Name Age Address* Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions
Independent Trustees
Lawrence E. Bandi Age: 65 TRUSTEE Began serving: September 2004

Principal Occupations: President, Central Catholic High School, Wheeling, WV.

Other Directorships: Special Wish Foundation; Catholic Charities Health Care West Virginia, Inc. (Charity); Welty Corporation; and New City (Property Development).

Previous Positions: President and Chief Executive Officer, Valley National Gases, Inc. (Gas Supplier); Chief Financial Officer & Vice President, West Virginia Northern Community College (Education); VP & CFO MPD Corporation (Hospitality); Wheeling Convention and Visitors Bureau (Economic Development), and MPD Corporation (Property Management).

Mark M. Gleason Age: 69 TRUSTEE Began serving: January 2011

Principal Occupation: Managing Director, Gleason & Associates (Certified Public Accounting and Consulting Firm)

Other Directorships: Trustee, Various Asbestos Trusts (Investment of Assets and Claim Payment).

Richard A. Hay Age: 73 TRUSTEE Began serving: December 2008	Principal Occupation: Retired. Previous Occupation: Senior Vice President, UBS Financial Services (Financial Services).
Interested Trustees
Robert E. Kirkbride** Age: 80 CHAIRMAN AND TRUSTEE Began serving: September 2004	Principal Occupations and Other Directorships: Paid Consultant to the Executive Loan Committee of WesBanco Bank, Inc.(Financial Services); Officer and Director, Ohio Valley Land Company (Real Estate Development); Director, The Mountain Company (Holding Company); Director, The Laurel Management Group (Holding Company); Director and Officer, Thunder Corporation (Oil and Gas Production); Member and Manager, Marietta Ventures LLC (real estate development and related consulting).
J. Christopher Gardill*** Age: 43 TRUSTEE Began serving August 2015

Principal Occupations: Member, Phillips, Gardill, Kaiser & Altmeyer, PLLC (private law firm).

Other Directorships: Board Member, Wheeling Vintage Raceboat Regatta (Private Organization); Board Member, Our Lady of Peace School; Director, The Kings' Daughters Childcare Center, Inc.; Director, OVConnect, Inc. (Private Organization); Director, Appalachian Outreach, Inc. (Non-Profit).

*	All Trustees may be reached via the Funds at 1290 Broadway, Suite 1000, Denver, CO, 80203.

**	Mr. Kirkbride is an interested person due to his security holdings in WesBanco, Inc. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Kirkbride previously served as a Director for WesBanco, Inc. and WesBanco Bank, Inc. and currently serves as a paid consultant to the Executive Loan Committee of WesBanco Bank, Inc.

***	Mr. Gardill is an interested person due to his affiliation with Phillips, Gardill, Kaiser & Altmeyer, PLLC who serves as legal counsel to Wesbanco Inc. and Wesbanco Bank. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Gardill was also an independent consultant to the Trust Committee of WesBanco Bank, Inc.

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Board of Trustees and Trust Officers

December 31, 2019 (Unaudited)

Name, Age, Address	Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Officers
David B. Ellwood Age: 63 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF EXECUTIVE OFFICER PRESIDENT Began serving: January 2013

Principal Occupations: Co-Portfolio Manager, President and Chief Executive Officer of the WesMark Funds; Executive Vice President, WesBanco Trust and Investment Services.

Previous Positions: Chief Financial Officer, WesMark Funds 2009 to January 2013; Vice President, WesMark Funds September 2004 to January 2013.

Jennifer S. Roth Age: 44 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF COMPLIANCE OFFICER Began serving: August 2019

Principal Occupations: Chief Compliance Officer of the WesMark Funds; Chief Compliance Officer and Senior Vice President of WesBanco Investment Department, Registered Principal WesBanco Securities, Inc.

Previous Positions: Chief Compliance Officer/Compliance Manager, Global Alternative Investment Services, Inc., 2015 to August 2019; Chief Compliance Officer, Clark Securities, Inc., 2011 to 2015.

Steven Kellas Age: 53 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF FINANCIAL OFFICER TREASURER Began serving: January 2013

Principal Occupations: Co-Portfolio Manager, Treasurer and Chief Financial Officer of the WesMark Funds; Senior Vice President WesBanco Trust and Investment Services.

Previous Position: Co-Portfolio Manager, WesMark Funds 2006-2013; Vice President, WesBanco Trust and Investment Services.

Scott Love Age: 43 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	VICE PRESIDENT Began serving: February 2013

Principal Occupation: Co-Portfolio Manager and Vice President of the WesMark Funds, Senior Vice President WesBanco Trust and Investment Services.

Previous Position: Morgan Keegan & Co, 1st Vice President, Economic and Market Strategy, April 2010 to May 2012.

Todd P. Zerega Age: 45 700 13th Street, N.W. Washington, D.C. 20005-3690	SECRETARY Began serving: September 2004	Principal Occupation: Partner, Perkins Coie, LLP. Previous Positions: Partner, Reed Smith, LLP.
Karen Gilomen Age: 49 1290 Broadway, Suite 1000 Denver, CO 80203	ASSISTANT SECRETARY Began serving: August 2016

Principal Occupation: Senior Counsel and Vice President, ALPS Fund Services, Inc. since August 2016.

Previous Positions: Vice President – General Counsel and Chief Compliance Officer, Monticello Associates, Inc., January 2010 to August 2016.

Lori Anderson Age: 38 1290 Broadway, Suite 1000 Denver, CO 80203	ASSISTANT TREASURER Began serving: May 2018	Principal Occupation: Fund Controller, ALPS Fund Services, Inc. since March 2018. Previous Positions: Assistant Fund Controller, ALPS Fund Services, August 2014 to March 2018.

The Funds’ current Statement of Additional Information contains additional information about the Funds’ Trustees and is available, without charge, upon request, by calling the Funds toll-free at 1-800-864-1013.

Annual Report | December 31, 2019	77

Additional Information

December 31, 2019 (Unaudited)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds’ prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of its fiscal year, on Form N-Q. These filings are also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information on the WesMark Funds website at www.wesmarkfunds.com by clicking on “Quarterly Reports”, then selecting the name of the Fund.

NOTICE TO STOCKHOLDERS

For the year ended December 31, 2019, 97.71% of the distributions from net investment income for West Virginia Municipal Bond Fund are exempt from federal income tax.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended December 31, 2019, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	90.41%
Tactical Opportunity Fund	16.65%

For the year ended December 31, 2019, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	95.10%
Tactical Opportunity Fund	35.42%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the West Virginia Municipal Bond Fund, Growth Fund, Balanced Fund, and Tactical Opportunity Fund designated $37,564, $20,190,361, $4,869,193, and $267,139, respectively as long-term capital gain dividends.

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Glossary of Terms

December 31, 2019 (Unaudited)

Basis points – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

CBOE PutWrite Index – a benchmark index that measures the performance of a hypothetical portfolio that sells S&P 500 Index put options against collateralized cash reserves held in a money market account.

Collateralized Mortgage Obligation – complex mortgage backed securities that allocate payments and prepayments from an underlying mortgage pools among holders of different classes or tranches of the CMO.

Consumer Price Index (CPI) – a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Covered call – an options strategy where an investor holds a long position in an asset and writes (sells) call options on that same asset to generate an income stream.

Duration – a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Fannie Mae and Freddie Mac – government sponsored entities that receive support through federal subsidies, loan or other benefits.

Floating rate debt – a debt instrument with a variable interest rate.

HFRI Fund of Funds Composite Index – The Hedge Fund Research, Inc. (HFRI) Fund of Funds Composite Index is an equal weighted index that consists of over 800 constituent hedge funds, including both domestic and offshore funds.

ISM Manufacturing Index – The ISM Manufacturing Index is a widely-watched indicator of recent U.S. economic activity. The index is often referred to as the Purchasing Manager’s Index (PMI). The PMI is a composite index that gives equal weighting to new orders, production, employment, supplier deliveries, and inventories. Each factor is seasonally adjusted.

ISM Non-manufacturing Index – The ISM Non-Manufacturing Index (NMI) is an economic index based on surveys of more than 400 non-manufacturing firms’ purchasing and supply executives, within 60 sectors across the nation, by the Institute of Supply Management (ISM). A composite diffusion index is created based on the data from these surveys, that monitors economic conditions of the nation.

Maturity – maturity date refers to the final payment date of a loan or other financial instrument, at which point the principal (and all remaining interest) is due to be paid.

Mortgage Backed Securities – a type of asset-backed security that is secured by a mortgage or collection of mortgages.

Mortgage Pool – a group of mortgages with similar interest rates and maturity dates “pooled together” for the issuance of a mortgage-backed security. Some mortgage-backed securities issued by Fannie Mae, Freddie Mac and Ginnie Mae are known as “pools” themselves. These are the simplest form of mortgage-backed security.

Options – a contract which offers the buyer the right, but not the obligation, to buy (call option) or sell (put option) the underlying asset at an agreed-upon price during a certain period of time or on a specific date.

Quantitative Easing III (QEIII) – monetary policy implemented by the Federal Reserve in 2012 to purchase $40 billion a month of agency mortgage backed securities (discontinued in October 2014) and also to continue extremely low rate policy until at least mid-2015.

Russell 2000 Index – an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

S&P 600 – An index of small-cap stocks managed by Standard and Poor’s. The S&P 600 SmallCap Index covers a broad range of small cap stocks in the United States. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the United States.

VIX Index – The Volatility Index, or VIX, is a real-time market index created by the Chicago Board Options Exchange (CBOE), that represents the market’s expectation of 30-day forward-looking volatility. Derived from the price inputs of the S&P 500 index options, it provides a measure of market risk and investors’ sentiments.

Yield – the income return on an investment, such as the interest or dividends received from holding a particular security.

Yield curve – a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

Yield spread – the difference between yields on differing debt instruments of varying maturities, credit ratings and risk, calculated by deducting the yield of one instrument from another.

Annual Report | December 31, 2019	79

Glossary of Terms

December 31, 2019 (Unaudited)

Investment Ratings:
Description	Standard and Poor’s Long-Term Debt Rating	Moody’s Investors Service Long- Term Bond Rating
Highest rating available. Capacity to pay interest and repay principal is extremely strong. Carry smallest degree of investment risk.	AAA	Aaa
Very strong capacity to pay interest and repay principal. Differ from AAA rated securities by very small degree. Still considered high grade obligation.	AA	Aa
Strong capacity to pay interest and repay principal although is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than those rated higher. Considered upper medium grade obligation.	A	A
Regarded as having an adequate capacity to pay interest and repay principal. Any adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay vs. those rated higher. Considered medium grade obligation.	BBB	Baa
Judged to have speculative elements, but has less near-term vulnerability to default than other speculative=e issues. Faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.	BB	Ba
Has greater vulnerability to default but currently has capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest or principal. Generally lack characteristics of the desirable investment.	B	B
Currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest.	CCC	Caa
Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating (by S&P). Represent obligations which are speculative in a high degree.	CC	Ca
Typically applied to debt subordinated to senior debt which has been assigned an actual or implied CCC-debt rating (by S&P). Represents the lowest rated class of bonds.	C	C

Credit rating firms, such as Standard & Poor’s and Moody’s, use different designations consisting of upper- and lower-case letters ‘A’ and ‘B’ to identify a bond’s credit quality rating. ‘AAA’ and ‘AA’ (high credit quality) and ‘A’ and ‘BBB’ (medium credit quality) are considered investment grade. Credit ratings for bonds below these designations (‘BB’, ‘B’, ‘CCC’, etc.) are considered low credit quality, and are commonly referred to as “junk bonds.”

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WesMark Funds℠

WesMark Small Company Growth Fund	» WMKSX
WesMark Growth Fund	» WMKGX
WesMark Balanced Fund	» WMBLX
WesMark Government Bond Fund	» WMBDX
WesMark West Virginia Municipal Bond Fund	» WMKMX
WesMark Tactical Opportunity Fund	» WMKTX

WesBanco

WesBanco Investment Department, Investment Adviser
A Division of WesBanco Bank, Inc.

ALPS Distributors, Inc., Distributor

Must be accompanied or preceded by a Prospectus.

WMK000521

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)       Not applicable.

(c)       During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)       During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)       Not applicable to the registrant.

(f)(3)   The registrant hereby undertakes to provide to any person, without charge, upon request, a copy of the code of ethics referenced in Item 2(a) above.  To request a copy of the code of ethics, contact the registrant at 1-800-864-1013.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following members of the Board’s Audit Committee are each an “audit committee financial expert” and are “independent” for purposes of this Item: Lawrence E. Bandi and Mark M. Gleason.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2018 and December 31, 2019 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $81,000 and $81,000 respectively.

(b)       Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2018 and December 31, 2019 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)       Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2018 and December 31, 2019 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $18,000 and $18,000, respectively.

(d)       All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2018 and December 31, 2019 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $12,500 and $12,500 respectively. These services were provided in connection with conducting Rule 17f-2 examinations and preparing related SEC filings.

(e)(1)    Audit Committee Policies Regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit Services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit Services; all other Audit Services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved certain Audit-Related Services; all other Audit-Related Services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax Services to the registrant such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax Services; all Tax Services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and
(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)   The services described in paragraphs (c) and (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services of the kind described in paragraph (b) of this Item provided.

(f)        Not applicable to registrant.

(g)       Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal years of the registrant ended December 31, 2018 and December 31, 2019 were $30,500 and $30,500, respectively.

(h)       The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	WesMark Funds

By	/s/Scott Love
Scott Love President and Chief Executive Officer (Principal Executive Officer)
Date	March 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Scott Love
Scott Love President and Chief Executive Officer (Principal Executive Officer)
Date	March 4, 2020

By	/s/Steven Kellas
Steven Kellas Treasurer and Chief Financial Officer (Principal Financial Officer)
Date	March 4, 2020